QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22260

RMR REAL ESTATE INCOME FUND
(Exact name of registrant as specified in charter)

TWO NEWTON PLACE
255 WASHINGTON STREET, SUITE 300
NEWTON, MASSACHUSETTS 02458
(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:
Fernando Diaz, President RMR Real Estate Income Fund Two Newton Place 255 Washington Street, Suite 300 Newton, Massachusetts 02458	Michael K. Hoffman, Esq. Skadden, Arps, Slate, Meagher & Flom LLP 4 Times Square New York, New York 10036-6522
Karen Jacoppo-Wood, Esq. State Street Bank and Trust Company One Lincoln Street Boston, Massachusetts 02111

Registrant's telephone number, including area code: (617) 332-9530
Date of fiscal year end: December 31
Date of reporting period: June 30, 2018

Item 1.    Reports to Stockholders.

2

SEMI-ANNUAL REPORT
June 30, 2018

RMR Real Estate Income Fund

NOTICE CONCERNING INFORMATION CONTAINED IN THIS REPORT

  •
  THE FUND IS A CLOSED END INVESTMENT COMPANY REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940 WHOSE COMMON SHARES ARE TRADED ON A NATIONAL SECURITIES EXCHANGE. INVESTORS MAY NOT PURCHASE SHARES DIRECTLY FROM, OR ON BEHALF OF, THE FUND EXCEPT PURSUANT TO AN OFFERING MADE BY THE FUND. PLEASE CONSIDER THE FUND'S INVESTMENT OBJECTIVES, STRATEGIES, RISKS AND EXPENSES BEFORE PURCHASING ANY SHARES OF THE FUND. AN INVESTMENT IN THE FUND'S SHARES IS SUBJECT TO MATERIAL RISKS.

  •
  PERFORMANCE DATA IS HISTORICAL AND REFLECTS HISTORICAL EXPENSES AND HISTORICAL CHANGES IN NET ASSET VALUE, AS WELL AS FLUCTUATIONS IN THE FINANCIAL MARKETS AND THE COMPOSITION OF THE FUND'S PORTFOLIO. HISTORICAL RESULTS ARE NOT INDICATIVE OF FUTURE RESULTS. INDEX PERFORMANCE IS SHOWN FOR ILLUSTRATIVE PURPOSES ONLY. YOU CANNOT INVEST DIRECTLY IN THE INDEX BY PURCHASING FUND SHARES.

  •
  FOR MORE INFORMATION ABOUT THE FUND PLEASE VISIT WWW.RMRFUNDS.COM, CALL OUR INVESTOR RELATIONS GROUP AT (866)-790-8165 OR REFER TO THE FUND'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, WHICH ARE AVAILABLE AT WWW.SEC.GOV. THE INTERNET ADDRESS FOR THE FUND IS INCLUDED SEVERAL TIMES IN THIS REPORT; HOWEVER, THE INFORMATION ON THE WEBSITE IS NOT INCORPORATED BY REFERENCE INTO THIS REPORT.

 NOTICE CONCERNING LIMITED LIABILITY

THE AGREEMENT AND DECLARATION OF TRUST OF RMR REAL ESTATE INCOME FUND, A COPY OF WHICH, TOGETHER WITH ALL AMENDMENTS AND SUPPLEMENTS THERETO, ARE DULY FILED AT THE PRINCIPAL OFFICE OF THE FUND, PROVIDES THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF THE FUND SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, THE FUND. ALL PERSONS DEALING WITH THE FUND IN ANY WAY SHALL LOOK ONLY TO THE ASSETS OF THE FUND FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.

 NOTICE CONCERNING LIMITATION ON SHARE OWNERSHIP

SUBJECT TO CERTAIN EXCEPTIONS, THE AGREEMENT AND DECLARATION OF TRUST OF RMR REAL ESTATE INCOME FUND CONTAINS PROVISIONS WHICH LIMIT OWNERSHIP BY ANY SHAREHOLDER OR GROUP OF SHAREHOLDERS WHO ARE AFFILIATED OR ACTING TOGETHER TO 9.8% OF THE TOTAL SHARES, OR ANY CLASS OR SERIES OF SHARES, OUTSTANDING OF RMR REAL ESTATE INCOME FUND.

To our shareholders,

In the pages that follow, you will find data summarizing the Fund's financial results for the six months ended June 30, 2018 and financial position as of June 30, 2018. We encourage you to read the information contained in this report and to view our website at www.rmrfunds.com* where the most recent information and important announcements regarding the Fund are posted.

Relevant Market Conditions

Real Estate Industry Fundamentals.

The U.S. economy continued its prolonged expansion during the first six months of the year. The employment market remained healthy with an average of approximately 215,000 new jobs created per month during the first half of the year, and the unemployment rate declined to 4.0% at the end of June 2018. U.S. gross domestic product (GDP) during the first quarter of 2018 grew 2.0%, compared to 2.9% in the fourth quarter of 2017, as a result of slower consumer spending and a moderation in both business spending on equipment and investment in home building. First quarter GDP growth usually is slower due to seasonal factors. During the second quarter, however, the U.S. economy grew 4.1% because of strong consumer and business spending. With continued improvement in economic conditions during the first half of the year, the U.S. Federal Reserve (the "Fed") increased short term interest rates by an additional 25 basis points in both March and June. As a result of expected higher economic growth following the approval of the federal tax reform package in late 2017, the yield on the U.S. 10-year treasury, which remained flat during 2017, increased during the first six months of the year to 2.86% at June 30, 2018 compared to 2.41% at the beginning of the year.

The economic backdrop remained favorable for U.S. real estate fundamentals during the first six months of the year as a result of strong employment growth and moderate new construction. Operating fundamentals for industrial REITs remained strong as the sector has been the largest beneficiary from growth in e-commerce as customers demand faster delivery of online purchases. Occupancy for industrial assets has reached all-time highs, which has resulted in strong rent growth. After a difficult 2017, the retail sector appears to be showing signs of stabilization. Retailer bankruptcies are below prior year levels and tenant demand continued to increase moderately as new retail concepts and on line retailers desire to have a physical presence in higher quality centers. Tenant lineups are continuously changing as some old guard retailers and department stores are being replaced by entertainment and food venues, which should result in higher rents.

During the first six months of the year, eleven major real estate merger and acquisition transactions were announced, totaling approximately $64 billion in deal value (according to S&P Global Market Intelligence). Debt assumption, cash and other consideration accounted for 75.7% of this figure, while 24.3% was paid through the issuance of common stock. The largest deal by value was Brookfield Asset Management's acquisition of regional mall owner GGP, Inc., valued at approximately $27.2 billion.

Real estate companies raised approximately $21 billion of capital in the first six months of the year (according to S&P Global Market Intelligence), down 53% from the $45 billion raised over the same time period in 2017, as interest rates continued to move higher and stock prices remained depressed, making it more difficult to raise equity capital. During the first six months of the year, REITs raised $5 billion in common equity capital, $15 billion in debt capital and approximately $1 billion in preferred equity capital. The specialty REIT sector was the most active, raising approximately $9 billion

*
The Internet address for the Fund is included several times in this report; however, the information on the website is not incorporated by reference into this report.

of capital during the first six months of 2018, followed by industrial REITs with close to $3 billion raised.

Real Estate Securities Technicals.

During the first six months of the year, the market for REIT shares, as measured by the MSCI U.S. REIT Total Return Index, or the RMS Index (an unmanaged index of REIT common stocks), was up 1.2% on a total return basis (i.e., share price changes and dividends combined), compared to the S&P 500 Index's total return of 2.7%. The REIT market's performance during the first half of the year was characterized by high volatility. During the first quarter of 2018, REITs were down 8% as a result of investor concern relating to the potential impact of higher interest rates on real estate fundamentals and on the value of dividend paying securities. However, during the second quarter, REITs were up 10.1% as a result of various merger and acquisition announcements, given the discounted valuations at which real estate companies were trading. In addition, with escalating geo-political tensions and the threat and implementation of tariffs by the Trump administration, investors rotated into more defensive sectors such as REITs because the yield on the 10-year treasury decreased to 2.86% after reaching a high of 3.11% earlier in the second quarter.

The best performing REIT sectors during the first six months of 2018 (according to the National Association of Real Estate Investment Trusts) were the storage and hotel sectors, with total returns of 12.3% and 8.5%, respectively. The worst performing sectors during the first six months of 2018 were the diversified and shopping centers sectors, with total negative returns of 5.2% and 4.6%, respectively.

Fund Strategies, Techniques and Performance

Our primary investment objective is to earn and pay a high level of current income to our common shareholders by investing in real estate companies, including REITs. Our secondary investment objective is capital appreciation. There can be no assurances that we will meet our investment objectives.

During the six months ended June 30, 2018, our total return on net asset value, or NAV (including NAV changes and assuming a hypothetical reinvestment of distributions at NAV), was 0.4% and our distribution rate on NAV at June 30, 2018, based on our annualized second quarter 2018 distribution rate, was 5.8%. During that same period, the total return for the RMS Index was 1.2%.

Also, during the six months ended June 30, 2018, our total return on the market price of our common shares (including hypothetical reinvestment of distributions at market price) was –0.5% and the distribution rate on the market price of our common shares at June 30, 2018, based on our annualized second quarter 2018 distribution rate, was 7.2%.

The Fund's underperformance versus the RMS Index during the first six months of 2018 was primarily due to the Fund maintaining an overweight position in higher yielding REIT common and preferred securities in its investment portfolio relative to the RMS Index.

Thank you for your continued support.

Sincerely,

Fernando Diaz
President and Senior Portfolio Manager
August 9, 2018

RMR Real Estate Income Fund

Portfolio holdings by sub-sector as a percentage of investments
(as of June 30, 2018)* (unaudited)

REITs
Lodging/Resorts	13%
Health Care	12%
Residential	12%
Others, less than 10% each	62%

Total REITs	99%
Other, including short term investments	1%

Total investments	100%

Portfolio holdings by type of security (as of June 30, 2018)* (unaudited)

Common Securities	79%
Preferred Securities	21%

Total investments	100%

*
These percentages represent the Fund's portfolio holdings by sub-sector or type of security as a percentage of total portfolio holdings based on fair value as of the date indicated and do not match the percentages included in the Portfolio of Investments schedule which represents the Fund's portfolio holdings by sub-sector or type of security as a percentage of the Fund's net assets.

See notes to financial statements and notes to portfolio of investments.

RMR Real Estate Income Fund

Portfolio of Investments – June 30, 2018 (unaudited)

Company	Shares	Value

COMMON STOCKS – 112.7% REAL ESTATE INVESTMENT TRUSTS – 111.1%
DATA CENTERS – 3.3%
CyrusOne, Inc. (a)	48,000	$2,801,280
Digital Realty Trust, Inc. (a)	39,000	4,351,620
QTS Realty Trust, Inc.	10,000	395,000

		7,547,900

DIVERSIFIED – 8.8%
Armada Hoffler Properties, Inc. (a)	143,203	2,133,725
Colony Capital, Inc. (a)	104,980	655,075
Gladstone Commercial Corp. (a)	88,611	1,703,104
Global Net Lease, Inc.	87,082	1,779,085
Investors Real Estate Trust	62,810	347,339
Lexington Realty Trust (a)	513,638	4,484,060
One Liberty Properties, Inc.	46,976	1,240,636
VEREIT, Inc. (a)	326,244	2,427,255
Vornado Realty Trust (a)(b)	39,835	2,944,603
Whitestone REIT (a)	124,535	1,554,197
WP Carey, Inc.	14,700	975,345

		20,244,424

FREE STANDING – 5.5%
Agree Realty Corp. (a)	19,309	1,018,936
Four Corners Property Trust, Inc.	20,000	492,600
Getty Realty Corp. (a)	20,500	577,485
National Retail Properties, Inc. (a)(b)	124,600	5,477,416
Realty Income Corp. (a)	59,900	3,222,021
Spirit MTA REIT	4,253	43,806
Spirit Realty Capital, Inc.	96,200	772,486
STORE Capital Corp.	40,000	1,096,000

		12,700,750

HEALTH CARE – 17.0%
Global Medical REIT, Inc. (a)	437,967	3,880,388
HCP, Inc. (a)(b)	113,965	2,942,576
Healthcare Realty Trust, Inc. (a)(b)	50,897	1,480,085
Healthcare Trust of America, Inc.	48,000	1,294,080
LTC Properties, Inc. (a)	75,021	3,206,398
Medical Properties Trust, Inc. (a)	413,609	5,807,070
National Health Investors, Inc. (a)	64,709	4,767,759
New Senior Investment Group, Inc.	104,121	788,196
Omega Healthcare Investors, Inc. (a)(b)	66,298	2,055,238
Physicians Realty Trust (a)	179,791	2,865,869
Sabra Health Care REIT, Inc. (a)(b)	113,154	2,458,836
Ventas, Inc. (a)	98,200	$5,592,490
Welltower, Inc. (a)(b)	34,200	2,143,998

		39,282,983

INDUSTRIAL – 10.6%
DCT Industrial Trust, Inc. (a)	42,862	2,860,181
Duke Realty Corp. (a)(b)	73,059	2,120,903
Gramercy Property Trust (a)	79,681	2,176,885
Liberty Property Trust (a)	84,637	3,751,958
Monmouth Real Estate Investment Corp. (a)(b)	114,962	1,900,322
Prologis, Inc. (a)	63,088	4,144,251
Rexford Industrial Realty, Inc. (a)	39,176	1,229,735
STAG Industrial, Inc. (a)	231,693	6,309,000

		24,493,235

LODGING/RESORTS – 9.1%
Apple Hospitality REIT, Inc. (a)	71,400	1,276,632
Ashford Hospitality Trust, Inc. (a)	105,000	850,500
Braemar Hotels & Resorts, Inc. (a)	111,762	1,276,322
Chatham Lodging Trust (a)	97,000	2,058,340
Chesapeake Lodging Trust (a)	70,900	2,243,276
Condor Hospitality Trust, Inc.	59,420	617,968
DiamondRock Hospitality Co. (a)	95,603	1,174,005
Hersha Hospitality Trust (a)	120,475	2,584,189
Host Hotels & Resorts, Inc. (a)	67,000	1,411,690
LaSalle Hotel Properties (a)	51,500	1,762,845
Park Hotels & Resorts, Inc.	52,028	1,593,617
Pebblebrook Hotel Trust (a)	43,100	1,672,280
RLJ Lodging Trust (a)	68,688	1,514,570
Summit Hotel Properties, Inc. (a)	63,203	904,435
Xenia Hotels & Resorts, Inc.	8,100	197,316

		21,137,985

MANUFACTURED HOMES – 4.2%
Sun Communities, Inc. (a)	72,856	7,131,145
UMH Properties, Inc. (a)(b)	171,571	2,633,615

		9,764,760

MORTGAGE – 4.6%
Annaly Capital Management, Inc. (a)	269,998	2,778,279
Blackstone Mortgage Trust, Inc. (a)	72,030	2,263,903
Invesco Mortgage Capital, Inc.	34,926	555,323
Jernigan Capital, Inc. (a)	121,799	2,321,489
RAIT Financial Trust	178,419	17,307
Starwood Property Trust, Inc.	129,100	2,802,761

		10,739,062

See notes to financial statements and notes to portfolio of investments.

RMR Real Estate Income Fund

Portfolio of Investments – continued (unaudited)

Company	Shares	Value

COMMON STOCKS – CONTINUED REAL ESTATE INVESTMENT TRUSTS – CONTINUED
OFFICE – 12.8%
Alexandria Real Estate Equities, Inc. (a)	39,300	$4,958,481
Boston Properties, Inc. (a)	27,100	3,398,882
Brandywine Realty Trust (a)	165,300	2,790,264
City Office REIT, Inc. (a)	223,927	2,872,983
Corporate Office Properties Trust (a)	83,500	2,420,665
Douglas Emmett, Inc. (a)	51,322	2,062,118
Franklin Street Properties Corp.	76,269	652,863
Highwoods Properties, Inc. (a)(b)	49,723	2,522,448
Hudson Pacific Properties, Inc.	26,000	921,180
Kilroy Realty Corp. (a)	35,600	2,692,784
Mack-Cali Realty Corp. (a)	78,030	1,582,448
SL Green Realty Corp. (a)	27,900	2,804,787

		29,679,903

REGIONAL MALLS – 7.9%
CBL & Associates Properties, Inc. (a)	478,694	2,666,326
GGP, Inc. (a)	71,591	1,462,604
Pennsylvania Real Estate Investment Trust (a)(b)	147,628	1,622,432
Simon Property Group, Inc. (a)(b)	45,927	7,816,316
The Macerich Co. (a)(b)	37,970	2,157,835
Washington Prime Group, Inc. (a)(b)	301,148	2,442,310

		18,167,823

RESIDENTIAL – 14.5%
American Campus Communities, Inc.(a)	26,900	1,153,472
American Homes 4 Rent (a)	16,100	357,098
Apartment Investment & Management Co. (a)	18,745	792,913
AvalonBay Communities, Inc. (a)	34,375	5,908,719
Bluerock Residential Growth REIT, Inc. (a)	406,415	3,625,222
BRT Apartments Corp.	17,887	228,059
Camden Property Trust (a)	11,300	1,029,769
Equity Residential (a)	69,000	4,394,610
Essex Property Trust, Inc. (a)	16,500	3,944,655
Independence Realty Trust, Inc. (a)	512,361	5,282,442
Invitation Homes, Inc. (a)	22,596	521,064
Mid-America Apartment Communities, Inc. (a)	29,671	$2,986,980
NexPoint Residential Trust, Inc.	25,267	718,846
Preferred Apartment Communities, Inc.	36,479	619,778
UDR, Inc. (a)	52,000	1,952,080

		33,515,707

SHOPPING CENTERS – 5.7%
Acadia Realty Trust (a)	30,000	821,100
Brixmor Property Group, Inc. (a)	30,000	522,900
Cedar Realty Trust, Inc. (a)	103,627	489,120
DDR Corp. (a)(b)	68,500	1,226,150
Kimco Realty Corp. (a)	172,000	2,922,280
Kite Realty Group Trust (a)	110,125	1,880,935
Ramco-Gershenson Properties Trust	82,220	1,086,126
Retail Opportunity Investments Corp.	35,000	670,600
Urstadt Biddle Properties, Inc.	30,000	678,900
Weingarten Realty Investors (a)	91,225	2,810,642

		13,108,753

SPECIALTY – 4.5%
American Tower Corp.	1,200	173,004
EPR Properties (a)	114,660	7,428,822
Farmland Partners, Inc. (a)	109,344	962,227
Innovative Industrial Properties, Inc.	20,000	732,400
Iron Mountain, Inc.	30,000	1,050,300

		10,346,753

STORAGE – 2.6%
CubeSmart (a)	25,000	805,500
Extra Space Storage, Inc. (a)	7,910	789,497
Life Storage, Inc. (a)	10,000	973,100
Public Storage (a)(b)	15,700	3,561,702

		6,129,799

Total Real Estate Investment Trusts (Cost $215,120,588)		256,859,837

OTHER – 1.6%
Carador PLC	5,496,600	3,696,464

Total Other (Cost $7,332,124)		3,696,464

Total Common Stocks (Cost $222,452,712)		260,556,301

See notes to financial statements and notes to portfolio of investments.

RMR Real Estate Income Fund

Portfolio of Investments – continued (unaudited)

Company	Shares	Value

PREFERRED STOCKS – 29.8% REAL ESTATE INVESTMENT TRUSTS – 29.8%
DATA CENTERS – 0.7%
Digital Realty Trust, Inc., Series C, 6.63%	35,000	$924,000
Digital Realty Trust, Inc., Series G, 5.88%	30,000	762,300

		1,686,300

DIVERSIFIED – 2.4%
Colony Capital, Inc., Series B, 8.25%	9,609	244,069
Colony Capital, Inc., Series D, 8.50%	13,000	328,510
Colony Capital, Inc., Series E, 8.75%	36,999	959,754
Gladstone Commercial Corp., Series D, 7.00% (a)	100,000	2,548,000
Global Net Lease, Inc., Series A, 7.25%	55,000	1,408,000

		5,488,333

HEALTH CARE – 0.5%
Global Medical REIT, Inc., Series A, 7.50%	44,000	1,091,200

INDUSTRIAL – 2.2%
Plymouth Industrial REIT, Inc., Series A, 7.50%	70,000	1,708,000
Rexford Industrial Realty, Inc., Series B, 5.88%	40,000	1,000,600
STAG Industrial, Inc., Series B, 6.63%	37,700	944,008
STAG Industrial, Inc., Series C, 6.88% (a)	55,000	1,411,850

		5,064,458

LODGING/RESORTS – 9.5%
Ashford Hospitality Trust, Inc., Series D, 8.45%	39,304	1,002,645
Ashford Hospitality Trust, Inc., Series F, 7.38%	74,565	1,762,344
Ashford Hospitality Trust, Inc., Series G, 7.38% (a)	250,000	5,902,500
Ashford Hospitality Trust, Inc., Series H, 7.50%	60,000	1,438,200
Ashford Hospitality Trust, Inc., Series I, 7.50%	60,000	1,420,200
Braemar Hotels & Resorts, Inc., Series B, 5.50%	25,000	472,000
Hersha Hospitality Trust, Series C, 6.88% (a)	46,000	$1,136,200
Hersha Hospitality Trust, Series D, 6.50%	70,000	1,676,500
Hersha Hospitality Trust, Series E, 6.50%	29,500	707,410
Pebblebrook Hotel Trust, Series C, 6.50% (a)	78,684	2,006,442
RLJ Lodging Trust, Series A, 1.95% (c)	96,117	2,522,110
Sotherly Hotels, Inc., Series C, 7.88%	40,000	1,011,200
Summit Hotel Properties, Inc., Series E, 6.25%	33,200	801,614

		21,859,365

MANUFACTURED HOMES – 1.4%
UMH Properties, Inc., Series B, 8.00%	66,650	1,762,892
UMH Properties, Inc., Series C, 6.75%	20,000	507,400
UMH Properties, Inc., Series D, 6.38%	40,000	937,600

		3,207,892

MORTGAGE – 2.6%
Annaly Capital Management, Inc., Series F, 6.95%	40,000	1,015,200
ARMOUR Residential REIT, Inc., Series B, 7.88%	30,000	746,100
iStar, Inc., Series D, 8.00%	11,810	299,088
iStar, Inc., Series G, 7.65%	21,241	530,494
iStar, Inc., Series I, 7.50%	15,100	377,349
MFA Financial, Inc., Series B, 7.50%	17,171	433,396
New York Mortgage Trust, Inc., Series B, 7.75%	33,450	797,448
New York Mortgage Trust, Inc., Series D, 8.00%	20,000	473,400
RAIT Financial Trust, Series A, 7.75%	136,497	1,003,253
RAIT Financial Trust, Series B, 8.38%	35,122	259,552

		5,935,280

OFFICE – 0.4%
SL Green Realty Corp., Series I, 6.50% (a)	40,000	1,009,600

See notes to financial statements and notes to portfolio of investments.

RMR Real Estate Income Fund

Portfolio of Investments – continued (unaudited)

Company	Shares	Value

PREFERRED STOCKS – CONTINUED REAL ESTATE INVESTMENT TRUSTS – CONTINUED
REGIONAL MALLS – 3.0%
CBL & Associates Properties, Inc., Series D, 7.38% (a)	132,461	$2,549,874
CBL & Associates Properties, Inc., Series E, 6.63%	25,000	432,000
Pennsylvania Real Estate Investment Trust, Series B, 7.38% (a)	40,000	938,000
Pennsylvania Real Estate Investment Trust, Series D, 6.88%	35,000	775,250
Washington Prime Group, Inc., Series H, 7.50%	65,000	1,537,250
Washington Prime Group, Inc., Series I, 6.88%	30,000	641,100

		6,873,474

RESIDENTIAL – 2.5%
Bluerock Residential Growth REIT, Inc., Series A, 8.25% (a)	180,000	4,547,520
Bluerock Residential Growth REIT, Inc., Series C, 7.63% (a)	37,645	908,374
Bluerock Residential Growth REIT, Inc., Series D, 7.13%	17,300	388,217

		5,844,111

SHOPPING CENTERS – 4.1%
Cedar Realty Trust, Inc., Series B, 7.25%	24,258	565,697
Cedar Realty Trust, Inc., Series C, 6.50%	100,307	2,136,539
DDR Corp., Series J, 6.50% (a)	45,586	1,093,152
DDR Corp., Series K, 6.25% (a)	86,000	1,965,960
Saul Centers, Inc., Series D, 6.13%	25,000	574,250
Seritage Growth Properties, Series A, 7.00%	80,000	1,874,000
Wheeler Real Estate Investment Trust, Inc., Series D, 8.75% (c)	71,354	1,324,330

		9,533,928

SPECIALTY – 0.5%
CorEnergy Infrastructure Trust, Inc., Series A, 7.38%	24,800	624,960
EPR Properties, Series E, 9.00% (a)(c)	16,400	572,688

		1,197,648

Total Real Estate Investment Trusts (Cost $72,419,028)		68,791,589

Total Preferred Stocks (Cost $72,419,028)		68,791,589

INVESTMENT COMPANIES – 1.5%
Aberdeen Global Premier Properties Fund (a)	196,826	1,255,750
BlackRock Credit Allocation Income Trust	19,451	$234,968
Cohen & Steers Quality Income Realty Fund, Inc. (a)	100,297	1,205,570
Eaton Vance Enhanced Equity Income Fund II	35,188	592,214
Nuveen Real Estate Income Fund (a)	13,293	132,797

Total Investment Companies (Cost $3,298,431)		3,421,299

SHORT-TERM INVESTMENTS – 0.1%
MONEY MARKET FUNDS – 0.1%
State Street Institutional U.S. Government Money Market Fund, 1.82% (d) (Cost $185,615)	185,615	185,615

Total Investments – 144.1% (Cost $298,355,786)		332,954,804

Other assets less liabilities – 1.2%		2,782,087
Revolving credit facility – (38.1)%		(88,000,000)
Preferred Shares, at liquidation preference – (7.2)%		(16,675,000)

Net Assets applicable to common shareholders – 100.0%		$231,061,891

Notes to Portfolio of Investments

(a)
As of June 30, 2018, the Fund has pledged portfolio securities with a market value of $195,917,840 as collateral in connection with its revolving credit facility with BNP Paribas Prime Brokerage International, Ltd. ("PBL"). Those pledged securities comprised all or a portion of the shares noted by this footnote (a). See Note F to the financial statements.

(b)
As of June 30, 2018, pledged portfolio securities of the Fund with a market value of $36,587,721 (see Note (a)) have been rehypothecated by PBL as permitted by the Fund's revolving credit facility. Those rehypothecated securities comprised all or a portion of the securities noted by this footnote (b). See Note F to the financial statements.

(c)
Convertible into common stock.

(d)
Rate reflects 7 day yield as of June 30, 2018.

See notes to financial statements.

RMR Real Estate Income Fund
Financial Statements

Statement of Assets and Liabilities

June 30, 2018 (unaudited)

Assets
Investments in securities, at value (cost of $298,355,786)	$332,954,804
Cash	5,050
Dividends and interest receivable	2,867,285
Receivable for securities sold	1,121,519
Prepaid expenses	100,744

Total assets	337,049,402

Liabilities
Revolving credit facility	88,000,000
Payable for securities purchased	867,156
Advisory fee payable	231,635
Compliance and internal audit costs payable	64,401
Interest payable	24,041
Distributions payable on preferred shares	12,870
Administrative fee payable	9,983
Accrued expenses and other liabilities	102,425

Total liabilities	89,312,511

Auction preferred shares, Series M, Series T, Series W, Series Th and Series F; $0.001 par value per share; 667 shares issued and outstanding at $25,000 per share liquidation preference	16,675,000

Net assets attributable to common shares	$231,061,891

Composition of net assets attributable to common shares
Common shares, $0.001 par value per share; unlimited number of shares authorized	$10,202
Additional paid-in capital	198,782,313
Undistributed net investment income	16,476
Accumulated net realized loss on investments	(2,346,118)
Net unrealized appreciation on investments	34,599,018

Net assets attributable to common shares	$231,061,891

Common shares outstanding	10,202,009

Net asset value per share attributable to common shares	$22.65

See notes to financial statements.

RMR Real Estate Income Fund
Financial Statements – continued

Statement of Operations

For the Six Months Ended June 30, 2018 (unaudited)

Investment Income
Dividend income	$10,383,485
Other income	22,621
Interest income	19,018

Total investment income	10,425,124

Expenses
Advisory	1,343,149
Legal	224,384
Investor support services	64,934
Compliance and internal audit	64,506
Shareholder reporting	59,562
Custodian	47,081
Administrative	47,027
Preferred share remarketing and auction fees	36,102
Audit	29,295
Trustees' fees and expenses	22,288
Other	91,289

Total expenses before interest expense	2,029,617
Interest expense	1,364,715

Total expenses	3,394,332

Net investment income	7,030,792

Realized and unrealized gain (loss) on investments
Net realized gain on investments	1,790,372
Net change in unrealized appreciation on investments	(8,224,905)

Net realized and unrealized loss on investments	(6,434,533)

Net increase in net assets before preferred distributions resulting from operations	596,259
Distributions to preferred shareholders from net investment income	(266,014)

Net increase in net assets attributable to common shares resulting from operations	$330,245

See notes to financial statements.

RMR Real Estate Income Fund
Financial Statements – continued

Statements of Changes in Net Assets

	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31, 2017

Increase (decrease) in net assets resulting from operations
Net investment income	$7,030,792	$5,559,001
Net realized gain on investments	1,790,372	6,984,651
Net change in unrealized appreciation (depreciation) on investments	(8,224,905)	(4,323,093)
Distributions to preferred shareholders from:
Net investment income	(266,014)	(277,231)
Net realized gain on investments	—	(158,504)

Net increase in net assets attributable to common shares resulting from operations	330,245	7,784,824

Distributions to common shareholders from:
Net investment income	(6,733,327)	(6,961,499)
Net realized gain on investments	—	(3,980,155)

Total distributions to common shareholders	(6,733,327)	(10,941,654)

Capital shares transactions
Net proceeds from sale of common shares	—	45,186,282

Total increase (decrease) in net assets attributable to common shares	(6,403,082)	42,029,452

Net assets attributable to common shares
Beginning of period	237,464,973	195,435,521

End of period (including undistributed/(distributions in excess of) net investment income of $16,476 and $(14,975), respectively)	$231,061,891	$237,464,973

Common shares issued and repurchased
Shares outstanding, beginning of period	10,202,009	7,651,507
Shares issued	—	2,550,502

Shares outstanding, end of period	10,202,009	10,202,009

See notes to financial statements.

RMR Real Estate Income Fund
Financial Statements – continued

Statement of Cash Flows

Six Months Ended June 30, 2018 (unaudited)

Cash flows from operating activities
Net increase in net assets before preferred distributions resulting from operations	$596,259
Adjustments to reconcile net increase in net assets before preferred distributions resulting from operations to cash provided by operating activities:
Purchases of long term investments	(57,105,420)
Proceeds from sales of long term investments	56,965,827
Net (purchases) and sales of short term investments	1,671,153
Changes in assets and liabilities:
Increase in dividends and interest receivable	(299,382)
Increase in receivable for securities sold	(1,121,519)
Decrease in prepaid expenses	1,242
Decrease in interest payable	(1,815)
Decrease in payable for securities purchased	(158,511)
Decrease in advisory fee payable	(11,015)
Increase in compliance and internal audit costs payable	29,837
Increase in administrative fee payable	1,347
Decrease in accrued expenses and other liabilities	(20)
Net change in unrealized appreciation on investments	8,224,905
Net realized gain on investments	(1,790,372)

Cash provided by operating activities	7,002,516

Cash flows from financing activities
Distributions paid to preferred shareholders	(264,139)
Distributions paid to common shareholders	(6,733,327)

Cash used in financing activities	(6,997,466)

Increase in cash	5,050

Cash at beginning of period	—

Cash at end of period	$5,050

Supplemental cash flow information:
Cash paid for interest on borrowings	$1,366,530

See notes to financial statements.

RMR Real Estate Income Fund
Financial Highlights

Selected Data For A Common Share Outstanding Throughout Each Period

			For the Year Ended
	Six Months Ended June 30, 2018 (unaudited)
			December 31, 2017		December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013

Per Common Share Operating Performance (a)
Net asset value, beginning of period	$23.28		$25.54		$23.53	$25.17	$19.76	$20.87

Income from Investment Operations
Net investment income (b)	0.69		0.67		0.69	0.80	0.88	0.78
Net realized and unrealized appreciation/(depreciation) on investments	(0.63)		0.29		2.68	(1.08)	5.88	(0.56)
Distributions to preferred shareholders (common stock equivalent basis) from Net investment income	(0.03)		(0.03)		(0.04)	(0.04)	(0.03)	(0.02)
Net realized gain on investments	—		(0.02)		—	—	—	—

Net increase (decrease) in net asset value from operations	0.03		0.91		3.33	(0.32)	6.73	0.20
Less: Distributions to common shareholders from:
Net investment income	(0.66)		(0.84)		(1.32)	(1.32)	(1.30)	(0.77)
Net realized gain on investments	—		(0.48)		—	—	—	—
Return of capital	—		—		—	—	(0.02)	(0.54)
Dilutive effect of rights offering	—		(1.85	)(c)	—	—	—	—

Net asset value, end of period	$22.65		$23.28		$25.54	$23.53	$25.17	$19.76

Market price, beginning of period	$19.09		$20.46		$19.28	$20.82	$16.91	$18.21

Market price, end of period	$18.29		$19.09		$20.46	$19.28	$20.82	$16.91

Total Return (d)
Total investment return based on:
Market price (e)	(0.51)%		(0.46)%		13.25%	(0.81)%	31.74%	(0.42)%
Net asset value (e)	0.35%		(3.89)%		14.32%	(1.21)%	34.84%	0.72%

Ratios/Supplemental Data:
Ratio to average net assets attributable to common shares of:
Net investment income, before total preferred share distributions (b)	6.63	%(f)	2.67%		2.76%	3.29%	3.86%	3.58%
Total preferred share distributions	0.25	%(f)	0.21%		0.17%	0.16%	0.14%	0.10%
Net investment income, net of preferred share distributions (b)	6.38	%(f)	2.46%		2.59%	3.13%	3.72%	3.48%
Expenses, including interest expense	3.20	%(f)	2.62	%(g)	2.28%	2.06%	2.12%	2.19%
Expenses, excluding interest expense	1.91	%(f)	1.94	%(g)	1.75%	1.69%	1.74%	1.79%
Portfolio turnover rate	17.81%		13.89%		10.48%	17.10%	14.90%	22.77%
Net assets attributable to common shares	$231,061,891		$237,464,973		$195,435,521	$180,055,474	$192,623,260	$151,164,057
Borrowings on revolving credit facility	$88,000,000		$88,000,000		$60,000,000	$60,000,000	$60,000,000	$60,000,000
Asset coverage ratio of borrowings (h)	382%		389%		454%	428%	449%	380%
Liquidation preference of outstanding preferred shares	$16,675,000		$16,675,000		$16,675,000	$16,675,000	$16,675,000	$16,675,000
Asset coverage ratio of preferred shares (i)	1,486%		1,524%		1,272%	1,180%	1,255%	1,007%
Asset coverage ratio of borrowings and preferred shares (j)	321%		327%		355%	335%	351%	297%
(a)
Based on average shares outstanding.

RMR Real Estate Income Fund
Financial Highlights – continued

(b)
As discussed in Note A (8) to the financial statements, these amounts are subject to change if the issuers of the Fund's investments characterize a portion of 2018 distributions as capital gains or return of capital.
(c)
Represents the impact of the Fund's rights offering of 2,550,502 common shares in September 2017 at a subscription price per share based on a formula.
(d)
Total returns for the six months ended June 30, 2018, are actual year to date and not annualized.
(e)
Total return based on per share market price assumes the purchase of common shares at the market price on the first day and sale of common shares at the market price on the last day of the period indicated; dividends and distributions, if any, are assumed to be reinvested at market prices on the ex-dividend date. The total return based on net asset value, or NAV, assumes the purchase of common shares at NAV on the first day and sale of common shares at NAV on the last day of the period indicated; distributions are assumed to be reinvested at NAV on the ex-dividend date. All assumed purchases, sales and reinvestments noted in the preceding sentences are assumed to have been executed as of the close of trading on the assumed date. Results represent past performance and do not guarantee future results.
(f)
Annualized.
(g)
The Fund incurred a one time non-recurring expense equal to 0.17% of net assets attributable to common shares, fully reimbursed to the Fund by the Advisor. If the non-recurring reimbursed expense was not included, Expenses, including interest expense, would have been 2.45% and Expenses, excluding interest expense, would have been 1.77%. For more details please refer to Note A (7) of the Notes to Financial Statements.
(h)
Asset coverage ratio of borrowings equals net assets attributable to common shares plus the outstanding balance under our revolving credit facility plus the liquidation preference of our outstanding preferred shares divided by the outstanding balance under our revolving credit facility.
(i)
Asset coverage ratio of preferred shares equals net assets attributable to common shares plus the liquidation preference of our outstanding preferred shares divided by the liquidation preference of our preferred shares.
(j)
Asset coverage ratio of borrowings and liquidation preference of our preferred shares equals net assets attributable to common shares plus the outstanding balance under our revolving credit facility plus the liquidation preference of our outstanding preferred shares divided by the outstanding balance under our revolving credit facility plus the liquidation preference of our outstanding preferred shares.

See notes to financial statements.

RMR Real Estate Income Fund
Notes to Financial Statements

June 30, 2018 (unaudited)

Note A

1.     Organization

RMR Real Estate Income Fund, or the Fund, or RIF, was organized as a Delaware statutory trust on December 17, 2008, and is registered under the Investment Company Act of 1940, as amended, or the 1940 Act, as a non-diversified closed end management investment company. At the Fund's annual meeting on April 13, 2017, the shareholders approved the redomestication of the Fund from a Delaware statutory trust to a Maryland statutory trust. The redomestication was completed on April 18, 2017, and RIF then became and continues to be a Maryland statutory trust. Although RIF is registered as a non-diversified fund, it has operated as a diversified fund since its merger with Old RMR Real Estate Income Fund on January 20, 2012. Therefore, the 1940 Act obliges the Fund to continue to operate as a diversified fund unless the Fund obtains shareholder approval to operate as a non-diversified fund. The Fund applies investment company accounting and reporting guidance.

2.     Interim Financial Statements

The accompanying June 30, 2018 financial statements have been prepared without audit. The Fund believes that disclosures made are adequate to make the information presented not misleading. In the opinion of the Fund's management, all adjustments, which include normal recurring adjustments considered necessary for a fair presentation, have been included. The Fund's operating results for this interim period are not necessarily indicative of the results that may be expected on an annual basis for this year or for any future years or any future interim periods.

3.     Use of Estimates

Preparation of these financial statements in conformity with accounting principles generally accepted in the United States requires the Fund's management to make estimates and assumptions that may affect the amounts reported in the financial statements and related notes. The actual results could differ from these estimates.

4.     Portfolio Valuation

Investment securities of the Fund are valued as of the close of trading at the latest sales price whenever that price is readily available on that day; securities for which no sales were reported on that day, unless otherwise noted, are valued at the average of the closing bid and ask prices on that day. Securities traded primarily on The Nasdaq Stock Market, or Nasdaq, are normally valued by the Fund at the Nasdaq Official Closing Price, or NOCP, provided by Nasdaq each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, Nasdaq will adjust the price to equal the inside bid or asked price, whichever is closer to the most recently reported price as of 4:00:02 p.m., eastern time, that day. Some fixed income securities may be valued using values provided by a pricing service.

To the extent the Fund holds foreign securities in its portfolio, those are valued at the latest sales price reflected on the consolidated tape of the exchange that reflects the principal market for such securities whenever that price is readily available on that day; securities for which no sales were reported on that

RMR Real Estate Income Fund
Notes to Financial Statements – continued

June 30, 2018 (unaudited)

day, unless otherwise noted, are valued at the average of the closing bid and ask prices on that day. Some foreign markets close before the close of customary trading sessions on the New York Stock Exchange, or NYSE (usually 4:00 p.m. eastern time). Often, events occur after the principal foreign exchange on which foreign securities trade has closed, but before the NYSE closes, that the Fund determines could affect the value of the foreign securities the Fund owns or cause their earlier trading prices to be unreliable as a basis for determining value. If these events are expected to materially affect the Fund's net asset value, or NAV, the prices of such securities are adjusted to reflect their estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Fund's board of trustees.

Any of the Fund's securities which are not readily marketable, which are not traded or which have other characteristics of illiquidity are valued by the Fund at fair value as determined in good faith under procedures established by the Fund's board of trustees.

Numerous factors may be considered when determining fair value of a security, including cost at date of purchase, type of security, the nature and duration of restrictions on disposition of the security and whether the issuer of the security being fair valued has other securities of the same type outstanding. See Note A (5) for a further description of fair value measurements.

Short term debt securities with less than 60 days until maturity may be valued at amortized cost plus interest accrued or, if lower, the carrying value, in each case if such value approximates fair value.

5.     Fair Value Measurements

The Fund reports the value of its securities at their fair value. Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. When valuing portfolio securities, the Fund uses observable market data when possible and otherwise uses other significant observable or unobservable inputs for fair value measurements. Inputs refer broadly to the assumptions the Fund believes that market participants would use in valuing the asset or liability, including assumptions about risk; for example, the risk inherent in using a particular valuation technique to measure fair value and the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in valuing the asset or liability developed based on market data obtained from independent sources. Unobservable inputs are inputs that reflect the Fund's own assumptions about the assumptions market participants would use in valuing the asset or liability developed based on the best information available in the circumstances. The three tier hierarchy of inputs used to value securities reported in these financial statements is summarized below:

  •
  Level 1 – unadjusted quoted prices in active markets for identical investments.

  •
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.).

  •
  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

RMR Real Estate Income Fund
Notes to Financial Statements – continued

June 30, 2018 (unaudited)

The Fund uses broker quotes, issuer company financial information and other market indicators to value the securities whose prices are not readily available. The types of inputs used to value a security may change as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

When the S&P 500 Index (an unmanaged index published as Standard & Poor's Composite Index of 500 common stocks) fluctuates more than 0.75% from the previous day close, the Fund believes that the closing price of foreign securities on the principal foreign exchange on which they trade may no longer represent the fair value of those securities at the time the U.S. market closes, in which case, the Fund fair values those foreign securities. In such circumstances, the Fund reports holdings in foreign securities at their fair values as determined by an independent security pricing service. The service uses a multi-factor model that includes such information as the security's local closing price, relevant general and sector indices, currency fluctuations, depository receipts and futures, as applicable. The model generates an adjustment factor for each security that is applied to the local closing price to adjust it for post closing events, resulting in the security's reported fair value. The adjustment factor is applied to a security only if the minimum confidence interval is 75% or more. The types of inputs may change as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

All of the Fund's investments were valued using Level 1 inputs on June 30, 2018. The Fund recognizes interperiod transfers between the input levels as of the end of the period. At June 30, 2018, there were no transfers of investments among Level 1, Level 2 and Level 3.

6.     Securities Transactions and Investment Income

The Fund records securities transactions on a trade date basis, dividend income on the ex-dividend date and any non-cash dividends at the fair market value of the securities received. The Fund uses the accrual method for recording interest income, including accretion of original issue discount, where applicable, and accretion of discount on short term investments and identified cost basis for realized gains and losses from securities transactions.

7.     Taxes

The Fund has qualified and intends to qualify in the future as a "regulated investment company" and to comply with the applicable provisions of subchapter M of the Internal Revenue Code of 1986, as amended, so that it will generally not be subject to U.S. federal income tax. However, the Fund may be subject to a 4% excise tax to the extent it does not distribute substantially all of its taxable earnings each year.

The Fund has adopted the provisions of the Topic of the Financial Accounting Standards Board Accounting Standard Codification, or ASC 740. ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. At June 30, 2018, the Fund did not have any unrecognized tax positions. Each of the tax

RMR Real Estate Income Fund
Notes to Financial Statements – continued

June 30, 2018 (unaudited)

years in the four year period ended December 31, 2017 remains subject to examination by the Internal Revenue Service or IRS.

On February 27, 2017, the Fund entered into an agreement with the IRS acknowledging that, due to an error, it had understated the ordinary income component and overstated the return of capital component of distributions to the Fund's common shareholders for the year ended December 31, 2013. The Fund paid the IRS $360,059 as settlement of this matter. RMR Advisors LLC, or RMR Advisors, the Fund's advisor, reimbursed the Fund this amount.

8.     Distributable Earnings

The Fund earns income, net of expenses, daily on its investments. It is the policy of the Fund to pay a level distribution amount to common shareholders on a quarterly basis if, when and in such amounts as may be determined by the Fund's board of trustees in its discretion in light of such factors as may be considered by the board of trustees, which may include market and economic conditions, and subject to compliance with applicable law, the Fund's Agreement and Declaration of Trust, the Fund's bylaws, the Fund's revolving credit agreement, described in Note F, and other factors. This policy is not fundamental and may be changed by the Fund's board of trustees without shareholder approval. The Fund's distributions to its common shareholders are recorded on the ex-dividend date. The Fund's distributions to its common shareholders may consist of ordinary income (net investment income and short term capital gains), long term capital gains or return of capital. To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carry forwards, it is the policy of the Fund not to distribute such gains. Distributions to preferred shareholders are determined as described in Note D.

The Fund has substantial investments in real estate investment trusts, or REITs, which are generally not subject to federal income taxes. Distributions that the Fund receives from REITs can be classified as ordinary income, capital gain income or return of capital by the REITs that make these distributions to the Fund. However, it is not possible for the Fund to characterize distributions received from REITs during interim periods because the REIT issuers do not report their tax characterizations until subsequent to year end. Final characterization of the Fund's 2018 distributions to common shareholders is also dependent upon the magnitude or timing of the Fund's securities transactions prior to year end. Therefore, it is likely that some portion of the Fund's 2018 investment income and distributions to common shareholders will be recharacterized as long term capital gain and return of capital for financial statement and U.S. federal income tax purposes subsequent to year end and reflected accordingly in the Fund's year end financial statements. Though it is permitted to do so and may in the future elect to do so if its board of trustees determines it to be in the best interests of the Fund and its shareholders, the Fund does not generally expect to make distributions to common shareholders in excess of its dividends received less its operating expenses, interest expense and distributions to preferred shareholders.

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. Effective for taxable years beginning after December 22, 2010, the Regulated Investment Company Modernization Act of 2010, or the Modernization Act, changed the capital loss carry forward rules. Capital losses generated in tax years beginning after the date of enactment may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for up to eight tax

RMR Real Estate Income Fund
Notes to Financial Statements – continued

June 30, 2018 (unaudited)

years as short-term capital losses. The provisions affecting the utilization of capital loss carryforwards under the Modernization Act also require the utilization of post-enactment losses prior to the utilization of pre-enactment losses.

Although subject to adjustments, the cost, gross unrealized appreciation and unrealized depreciation of the Fund's investments for federal income tax purposes as of June 30, 2018, are as follows:

Cost	$299,165,351

Gross unrealized appreciation	$54,621,772
Gross unrealized depreciation	(20,832,319)

Net unrealized appreciation	$33,789,453

The $809,565 difference between the financial reporting cost basis, tax cost basis and unrealized appreciation/depreciation of the Fund's investments as of June 30, 2018 is due to the different treatment of wash sales of portfolio investments and non-taxable distributions received from portfolio investments for financial and tax reporting purposes.

At December 31, 2017, the Fund had post-enactment accumulated capital loss carryovers which can be used to offset future realized long term capital gains of $1,769,752.

As of December 31, 2017, the Fund had pre-enactment accumulated capital loss carryforwards, subject to the eight-year carryforward period and possible expiration of $1,551,873, all of which expires in 2018.

During the year ended December 31, 2017, the Fund utilized net capital loss carryforwards of $2,821,295.

9.     Concentration, Interest Rate and Illiquidity Risk

Under normal market conditions, the Fund's investments are concentrated in income producing common shares, preferred shares and debt securities, including convertible preferred and debt securities, issued by real estate companies, including REITs. The value of the Fund's shares may fluctuate more than the shares of a fund not concentrated in the real estate industry due to economic, legal, regulatory, technological or other developments affecting the United States real estate industry.

The value of certain dividend and interest paying securities in the Fund's portfolio could be affected by interest rate fluctuations. Generally, when market interest rates fall, the values of dividend and interest paying securities rise, and vice versa. Interest rate risk is the risk that the securities in the Fund's portfolio will decline because of increases in market interest rates. The prices of long term securities generally fluctuate more than prices of shorter term securities as interest rate change. Additionally, the Fund's revolving credit facility requires interest to be paid at a variable interest rate and the Fund pays distributions on its outstanding preferred shares at a rate set at auctions held generally every seven days. When interest rates increase, the Fund's interest costs will be higher and the distribution rate on its preferred shares may increase which could adversely affect the Fund's cash flow and ability to pay common share distributions. These risks may be greater in the current market environment because

RMR Real Estate Income Fund
Notes to Financial Statements – continued

June 30, 2018 (unaudited)

certain interest rates are near historically low levels and the Federal Reserve has begun to raise certain benchmark interest rates.

The Fund may invest in illiquid or less liquid securities or securities in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Fund may not be able to readily dispose of such securities at prices that approximate those at which the Fund could sell such securities if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of securities, thereby adversely affecting the Fund's net asset value and ability to make dividend distributions. The financial markets in general have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some securities could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time.

Additionally, periods of market volatility remain, and may continue to occur in the future, in response to various political, social and economic events both within and outside of the United States. Such conditions could result in greater price volatility, less liquidity, widening credit spreads and lack of price transparency, and many securities could become illiquid and of uncertain value. Such market conditions may make valuation of some of the Fund's securities uncertain and/or result in sudden and significant valuation increases or declines in its holdings. If there is a significant decline in the value of the Fund's portfolio, this may impact the asset coverage levels for the Fund's outstanding leverage, and impair the Fund's ability to pay common share distributions and achieve its investment objectives.

Note B

Advisory and Administration Agreements and Other Transactions with Affiliates; Trustee Compensation; Other Agreements

The Fund has an investment advisory agreement with RMR Advisors to provide the Fund with a continuous investment program, to make day to day investment decisions and to generally manage the business affairs of the Fund in accordance with its investment objectives and policies. Pursuant to the agreement, RMR Advisors is compensated at an annual rate of 0.85% of the Fund's average daily managed assets. Managed assets means the total assets of the Fund less liabilities other than any indebtedness entered into for purposes of leverage. Thus, for purposes of calculating managed assets, the Fund's revolving credit facility and the liquidation preference of the Fund's preferred shares are not considered a liability and they are considered indebtedness entered into for purposes of leverage. The Fund incurred advisory fees of $1,343,149 during the six months ended June 30, 2018.

RMR Advisors also performs administrative functions for the Fund pursuant to an administration agreement with the Fund. RMR Advisors has entered into a subadministration agreement with State Street Bank and Trust Company, or State Street, to perform substantially all fund accounting and other administrative services for the Fund. Under the administration agreement, RMR Advisors is entitled to

RMR Real Estate Income Fund
Notes to Financial Statements – continued

June 30, 2018 (unaudited)

reimbursement of the cost of providing administrative services. The Fund paid RMR Advisors $47,027 for subadministrative fees charged by State Street for the six months ended June 30, 2018.

Each trustee who is not a director, officer or employee of RMR Advisors, and who is not an "interested person" of the Fund, as defined under the 1940 Act, is considered to be a "disinterested trustee". Disinterested trustees are each paid by the Fund an annual retainer plus attendance fees for board and committee meetings. The Fund incurred trustee fees and expenses of $22,288 during the six months ended June 30, 2018.

The Fund's board of trustees, and separately the disinterested trustees, has authorized the Fund to make payments to RMR Advisors for costs related to the Fund's compliance and internal audit programs. The Fund incurred compliance and internal audit expenses of $64,506, which includes the Fund's allocated portion of the compensation of its chief compliance officer and director of internal audit as well as compliance and internal audit related costs, during the six months ended June 30, 2018.

The Fund had retained Destra Capital Investments LLC, or Destra, to provide investor support services in connection with the ongoing operation of the Fund. Such services included providing ongoing contact with respect to the Fund and its performance with financial advisers that are representatives of broker dealers and other financial intermediaries, communicating with the NYSE American LLC, or NYSE American, specialist for the Fund's common shares, and with the closed end fund analyst community regarding the Fund on a regular basis. The Fund paid Destra a service fee in an annual amount equal to 0.05% of the Fund's average daily managed assets. The agreement was terminated on May 30, 2018. The Fund paid Destra $64,934 for these services during the six months ended June 30, 2018.

Note C

Securities Transactions

Cost of purchases and proceeds from sales of investments, excluding short-term securities, and brokerage commissions on these transactions during the six months ended June 30, 2018, were as follows:

Purchases(1)	Sales(1)	Brokerage Commissions
$57,105,420	$56,965,827	$60,941

(1)
Includes the cost of brokerage commissions the Fund paid for purchases and sales of securities of $34,774 and $26,167, respectively.

Note D

Preferred Shares

The Fund has issued 64 Series M, 438 Series T, 47 Series W, 91 Series Th and 27 Series F auction preferred shares with a total liquidation preference of $16,675,000. The preferred shares are senior to the Fund's common shares and rank on parity with each other class or series of preferred shares of the

RMR Real Estate Income Fund
Notes to Financial Statements – continued

June 30, 2018 (unaudited)

Fund as to the payment of periodic distributions, including distribution of assets upon liquidation. If the Fund does not timely cure a failure to (1) maintain asset coverage for the preferred shares as required by any applicable rating agency rating the Fund's preferred shares, or (2) maintain "asset coverage", as defined in the 1940 Act, of at least 200%, the preferred shares will be subject to mandatory and/or optional redemption in accordance with the terms of such preferred shares contained in the Fund's bylaws in an amount equal to their liquidation preference plus accumulated but unpaid distributions. The holders of the preferred shares have per share voting rights equal to the per share voting rights of the holders of the Fund's common shares and generally vote together with the holders of the common shares as a single class; however, holders of the preferred shares, voting as a separate class, also are entitled to elect two of the Fund's trustees. The Fund pays distributions on the preferred shares at a rate set at auctions held for each series of preferred shares generally every seven days. Distributions are generally payable every seven days. The annualized preferred share distribution rate for each series was as follows as of June 30, 2018.

Series	Rate	Date of Auction
Series M	3.500%	6/25/2018
Series T	3.500%	6/26/2018
Series W	3.500%	6/27/2018
Series Th	3.500%	6/28/2018
Series F	3.500%	6/29/2018

To date, no auctions for preferred securities of the Fund have failed to attract sufficient clearing bids (such auctions are commonly referred to as "failed" auctions). However, RBC Capital Markets, LLC, an affiliate of the Fund's lead broker dealer for its preferred securities, has from time to time acquired for its own account a portion of the Fund's preferred securities in the auctions, which at times have constituted a substantial portion of the Fund's preferred securities, and it may from time to time continue to purchase the Fund's preferred securities in the auctions for its own account, including possibly acquiring all or substantially all of such preferred securities. According to the Royal Bank of Canada's (the parent company of RBC Capital Markets, LLC) Schedule 13G filings, as of June 30, 2018, it owned, in the aggregate, 341 shares of the Fund's issued and outstanding preferred shares, or 51% of the Fund's issued and outstanding preferred shares. If RBC Capital Markets, LLC had not been a purchaser of preferred securities in the Fund's auctions, some auctions likely would have failed and holders of the Fund's preferred shares would not have been able to sell their preferred shares in some auctions. There can be no assurance that RBC Capital Markets, LLC or any other of its affiliates will purchase the Fund's preferred shares in any future auction of the Fund's preferred securities in which demand is insufficient for holders of the Fund's preferred shares to sell all offered preferred shares, or that the Fund will not have any auction for its preferred securities fail. If an auction of the Fund's preferred shares should fail, the dividend rate for the next succeeding dividend period is set according to a pre-determined formula, and the resulting rate may be higher than the rate which the Fund would otherwise pay as a result of a successful auction. If an auction fails, holders of the Fund's preferred shares may not be able to sell their preferred shares in that auction. If auctions for the Fund's preferred shares fail, or if market conditions generally frustrate the Fund's ability to enhance investment results through the investment of capital attributable to its outstanding preferred shares, such factors may

RMR Real Estate Income Fund
Notes to Financial Statements – continued

June 30, 2018 (unaudited)

cause the Fund to change the form and/or amount of investment leverage used by the Fund and may result in the Fund realizing reduced investment returns.

The Fund actively manages compliance with asset coverage and other financial ratio requirements applicable to the preferred shares. In order to facilitate compliance with such requirements, and without further notice of its intention to do so, the Fund may from time to time purchase or otherwise acquire its outstanding preferred shares in the open market, in other nondiscriminatory secondary market transactions, pursuant to tender offers or other offers to repurchase preferred shares, or in other permissible purchase transactions, and also may from time to time call or redeem preferred shares in accordance with their terms.

Note E

Capital Share Transactions

As of June 30, 2018, 10,202,009 common shares, $.001 par value per share, were issued and outstanding. The Fund had no capital stock transactions during the six months ended June 30, 2018.

Note F

Revolving Credit Facility

The Fund has an $88,000,000 revolving credit facility, or the Facility, with BNP Paribas Prime Brokerage International, Ltd. (PBL). The Facility has a 270-day rolling term that resets daily; however, if the Fund fails to satisfy certain NAV requirements, the Facility may convert to a 60-day rolling term that resets daily. The Fund is required to pay interest on outstanding borrowings under the Facility at an annual rate of three months LIBOR plus 95 basis points. In addition, in the event the long term credit rating of BNP Paribas, the parent company of PBL, declines three or more levels below its highest rating by any of Standard & Poor's Rating Services, Moody's Investors Service, Inc. or Fitch Ratings, Ltd. on March 16, 2016, PBL shall have the option to terminate the Facility immediately upon notice. The Fund pays a facility fee of 55 basis points per annum on the unused portion, if any, of the Facility. The Fund is required to pledge portfolio securities as collateral equal to a minimum of 200%, and up to a maximum amount of 250%, of the loan balance outstanding and has granted a security interest in the securities pledged to, and in favor of, PBL as security for the loan balance outstanding. As of June 30, 2018, the Fund has pledged portfolio securities with a market value of $195,917,840 as collateral for the Facility. During the six months ended June 30, 2018, the Fund had no unused portion of the Facility and did not pay a facility fee. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the Facility, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the Facility, which may require the Fund to sell portfolio securities at potentially inopportune times if other financing is not then available to the Fund on acceptable terms.

The Facility also permits, subject to certain conditions, PBL to rehypothecate portfolio securities pledged by the Fund up to the amount of the loan balance outstanding. The Fund continues to receive dividends and interest on rehypothecated securities. The Fund also has the right under the Facility to

RMR Real Estate Income Fund
Notes to Financial Statements – continued

June 30, 2018 (unaudited)

recall the rehypothecated securities from PBL on demand. If PBL fails to deliver the recalled security in a timely manner, the Fund will be compensated by PBL for any fees or losses related to the failed delivery or, in the event a recalled security will not be returned by PBL, the Fund, upon notice to PBL, may reduce the loan balance outstanding by the amount of the recalled security failed to be returned. The Fund will receive a portion of the fees earned by PBL in connection with the rehypothecation of portfolio securities. As of June 30, 2018, the aggregated value of rehypothecated securities was $36,587,721. Those rehypothecated securities were included among the portfolio securities pledged by the Fund as collateral for the Facility. During the six months ended June 30, 2018, the Fund earned $19,305 in fees from rehypothecated securities.

As of June 30, 2018, the Fund had outstanding borrowings of $88,000,000 under the Facility. During the six months ended June 30, 2018, the average outstanding daily balance under the Facility was $88,000,000 at a weighted average borrowing cost of 3.08%.

Note G

Subsequent Events

The evaluation of the impact of all subsequent events on the Fund's financial statements by the Fund's management was completed through the date the financial statements were issued and the following item was noted:

The Fund's investment advisory agreement with RMR Advisors is an interim agreement entered into pursuant to Rule 15a-4 under the Investment Company Act (the "Interim Advisory Agreement"). The Fund's existing advisory agreement terminated, and the Interim Advisory Agreement became effective, on February 25, 2018 as a result of the death of a control person of RMR Advisors. On July 11, 2018, the Fund held a special shareholder meeting (the "Special Meeting") to consider and vote on a new investment advisory agreement with RMR Advisors. The Special Meeting was adjourned and reconvened on July 25, 2018, and, at that reconvened meeting, the Special Meeting was further adjourned until September 7, 2018. The Special Meetings on July 11, 2018 and on July 25, 2018 were adjourned due to absence of a quorum

On July 25, 2018, the maximum term for the Interim Advisory Agreement permitted by Rule 15a-4 under the Investment Company Act expired. For the period following July 25, 2018, RMR Advisors has placed and will place the advisory fees to which it is entitled under the Interim Advisory Agreement in an interest bearing escrow account with PNC Bank. If the new investment advisory agreement is approved by the Fund's shareholders at the Special Meeting, RMR Advisors will be entitled to the amount in the escrow account (including interest earned). If the new investment advisory agreement is not so approved, RMR Advisors will be entitled to the lesser of (a) any costs incurred in performing its duties under the Interim Advisory Agreement during the period after July 25, 2018 (plus interest earned on that amount while in escrow), and (b) the total amount in the escrow account (plus interest earned); any funds remaining in the escrow account will be returned to the Fund.

Change in the Registrant's Independent Public Accountant

Effective April 12, 2018, the Board of Trustees (the "Board") of RMR Real Estate Income Fund, a Maryland statutory trust (the "Fund"), including a majority of the Independent Trustees, upon recommendation and approval of the Audit Committee, appointed RSM US LLP ("RSM") to serve as the Fund's independent registered public accounting firm for the fiscal year ending December 31, 2018. RSM replaces Ernst & Young LLP ("Ernst & Young") in this role. Ernst & Young did not resign and did not decline to stand for re-election. The Fund knows of no direct financial or material indirect financial interest of RSM in the Fund.

Ernst & Young's reports on the financial statements of the Fund for the fiscal years ended December 31, 2017 and December 31, 2016 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principle.

During the fiscal years ended December 31, 2017, and December 31, 2016, and the subsequent interim period through April 12, 2018, there were no "disagreements" (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused Ernst & Young to make reference to the subject matter of the disagreements in connection with their reports on the Fund's financial statements for such fiscal years.

During the fiscal years ended December 31, 2017, and December 31, 2016, and the subsequent interim period through April 12, 2018, there were no "reportable events" (as defined in Item 304(a)(1)(v) of Regulation S-K).

During the fiscal years ended December 31, 2017, and December 31, 2016, and the subsequent interim period prior to engaging RSM, neither the Fund, nor anyone on its behalf, consulted with RSM with respect to: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might have been rendered on the Fund's financial statements, and no written report or oral advice was provided that RSM concluded was an important factor considered by the Fund in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a "disagreement" (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) or a "reportable event" (as defined in Item 304(a)(1)(v) of Regulation S-K).

Ernst & Young has furnished the Fund with a letter addressed to the U.S. Securities and Exchange Commission stating that it agrees with the above statements.

Consideration of Approval of the Interim Investment Advisory Agreement

At a meeting held on March 9, 2018, the Board of Trustees (the "Board") of RMR Real Estate Income Fund ("RIF"), including each of the Independent Trustees, approved an interim investment advisory agreement between RIF and RMR Advisors LLC (the "Advisor") (the "Interim Advisory Agreement"). The Board consists of five trustees, three of whom are Independent Trustees and thus not "interested persons" of RIF as defined in the 1940 Act. RIF's other two trustees are Managing Trustees, who are "interested persons" of RIF as defined in the 1940 Act and are affiliated with the Advisor. The Board noted that the that the death of Mr. Barry Portnoy on February 25, 2018, the then indirect controlling shareholder of the Advisor and a control person of the Advisor, as determined under applicable standards, may be deemed an "assignment" of the existing investment advisory agreement with the Advisor (the "Prior Agreement") within the meaning of the 1940 Act, resulting in the termination of the Prior Agreement. The Board further noted that the Interim Advisory Agreement was substantially the same as the Prior Agreement, and that the term of the Interim Advisory Agreement would continue until the earlier of (i) 150 calendar days from the date of the termination of the Prior Agreement or such later date as may be consistent with the 1940 Act, rules or regulations thereunder or exemptive relief or interpretive positions of the U.S. Securities and Exchange Commission ("SEC") or the Staff of the SEC and (ii) the date of a new investment advisory agreement between RIF and the Advisor that has been approved by a "majority" (as defined in the 1940 Act) of RIF's voting securities (the "New Investment Advisory Agreement"). As part of its deliberations, the Board recalled and reevaluated its previous considerations in determining to renew the Prior Agreement for an additional one year term at a meeting held on November 13, 2017. At the November 13, 2017 meeting and the March 9, 2018 meeting, the Independent Trustees met separately in executive session outside of the presence of the Managing Trustee(s) and engaged in a discussion of the matters described below, which were also considered by the full Board, and reached the same conclusions as those attributed to the full Board. The Board further noted that, in addition to recalling and considering again the information provided to the Board at the November 13, 2017 meeting, it had considered further relevant information regarding RIF, RIF's performance and expenses, the Advisor, the Advisor's personnel and compliance matters discussed and presented at the Board's meetings since the November 13, 2017 meeting. The Board and the Independent Trustees, in considering the approval of the Interim Advisory Agreement, again reached the same conclusions as at the November 13, 2017 meeting, which are reproduced below with additional considerations where relevant.

The Board considered the nature, extent and quality of services that the Advisor has provided to RIF and its predecessor funds; the quality and experience of personnel in the Advisor's organization, as well as the depth of such personnel at the Advisor; the experience and expertise of the Advisor as an investment adviser; the capacity and future commitment of the Advisor to perform its duties; the level of investment advisory fees to be paid by RIF, as compared to similar funds; the Advisor's performance history as investment adviser to RIF; the potential for economies of scale; the financial condition and profitability of the Advisor; and any indirect benefits to be derived by the Advisor from its relationship with RIF.

In connection with considering RIF's performance and expenses relative to other similar funds, the Board was provided with two separate reports: (i) a comparative fee and performance analysis of a peer group of funds chosen by Morningstar, an independent third party service that ranks and provides information about investment companies (the "Morningstar Report"); and (ii) a comparative fee and performance analysis of U.S. real estate closed end funds chosen by the Advisor (the "Advisor Report"). The Morningstar Report compared RIF to a peer group (the "Morningstar Peer Group") of three other closed end funds chosen pursuant to Morningstar's methodology, as well as to RIF's Morningstar classification group (the "Morningstar Classification Group"), which is comprised of closed end funds in the Real Estate category that are single funds (non fund of funds) and actively managed. The Advisor Report compared RIF to a peer group (the "Advisor Peer Group") of five other closed end funds chosen by the Advisor that invest in U.S. real estate securities. The Board recalled its view that the Advisor Peer Group was consistent with the peer group consistently reviewed by the Board at its regular meetings when considering various matters regarding RIF's performance and other relevant metrics. In evaluating whether to approve the Interim Advisory Agreement, the Board recalled its consideration of both the Morningstar Report and the Advisor Report, and again generally agreed that the Morningstar Report and the Advisor Report contained consistent results. The Board also noted its view that these reports, as supplemented by the updated performance and expense information for RIF discussed at meetings subsequent to the November 13, 2017 meeting, continued to represent relevant information in considering whether to approve the Interim Advisory Agreement.

In addition, the Board considered the following matters in determining whether to approve the Interim Advisory Agreement, which had been considered at the Board's November 13, 2017 meeting, as updated and supplemented consistent with the foregoing:

Nature, Extent and Quality of the Services Provided by the Advisor

The Board considered the nature, extent and quality of the services expected to be performed by the Advisor under the Interim Investment Advisory Agreement and the level and depth of knowledge of the Advisor. The Board took into account its familiarity with the Advisor and its management of RIF and its predecessor funds, noting RIF's performance relative to the Morningstar Peer Group and the Advisor Peer Group. The Board also considered the Advisor's record of compliance with its own policies and procedures, the Advisor's record of adherence to RIF's compliance policies and procedures and whether RIF had operated within its investment objectives. Additionally, the Board considered the extent of specialized knowledge of the Advisor, noting that the Advisor specialized in the area of real estate investment management.

At the March 9, 2018 meeting, with respect to the continuing nature and quality of the services to be provided to RIF under the Interim Advisory Agreement, the Board noted Mr. Barry Portnoy's role as a portfolio manager of RIF, noting that he had provided strategic guidance to the portfolio management team through broad thematic recommendations. The Board noted that, notwithstanding Mr. Barry Portnoy's role on the portfolio management team, Mr. Fernando Diaz serves as Senior Portfolio Manager and is responsible for day-to-day security selection and portfolio management. The Board further noted Mr. Adam Portnoy's role on the portfolio management team, noting that it was similar to Mr. Barry Portnoy's role. The Board noted that Mr. Mark Kleifges, President and Chief Executive Officer of the Advisor and Treasurer and Chief Financial Officer of RIF, would replace Mr. Barry Portnoy as a member of the portfolio management team, noting Mr. Kleifges's significant expertise relevant to RIF, particularly with respect to commercial real estate and REITs. Following a discussion, the Independent Trustees concluded that Mr. Barry Portnoy's responsibilities could be assumed by Mr. Kleifges and Mr. Adam Portnoy, as applicable, to ensure continuity in the nature, extent and quality of the services that the Advisor would provide to RIF under the Interim Advisory Agreement. Additionally, the Independent Trustees concluded that the addition of Mr. Kleifges to the portfolio management team, with Mr. Diaz continuing to serve as the Senior Portfolio Manager, would benefit RIF and its shareholders.

The Board also discussed the management and control of the Advisor on a going forward basis following Mr. Barry Portnoy's death. In the course of this discussion the Board considered a presentation by Mr. Adam Portnoy, who noted that little had been settled with respect to Mr. Barry Portnoy's estate at that point in time. The Board considered that more information would become available after Mr. Barry Portnoy's estate entered probate and that, for the time being, Mr. Adam Portnoy controlled the Advisor through his position as the sole trustee of ABP Trust, the controlling shareholder of the Advisor's ultimate parent company.

Advisory Fees, Other Expenses and Investment Performance

The Board reviewed a comparative analysis of RIF's advisory expense and total expenses to those of the Morningstar Peer Group and the Advisor Peer Group. The Board considered that RIF's total net expenses were above the median of the Morningstar Peer Group and discussed some of the reasons why this might be the case. The Board first noted that, on an absolute basis, RIF's total net expense ratio ranked in the fourth quartile within both the Morningstar Peer Group and the Morningstar Classification Group, exceeding the Morningstar Peer Group median by 23 basis points and the Morningstar Classification Group median by 44 basis points. The Board further noted that RIF's net expenses increased by six basis points since 2015 as assets rose. The Board then discussed how the increase in RIF's total expense ratio resulted from an increase in the cost of RIF's leverage as well as a onetime non-recurring expense as a result of a settlement with the IRS acknowledging an error that had understated the ordinary income component and overstated the return of capital component of certain prior year distributions that RIF made on its common shares. The Board noted that RIF's expense ratio, excluding that onetime non-recurring expense, was 2.51% annualized for the nine month period ended September 30, 2017 and that this onetime expense was reimbursed by the Advisor to RIF in February 2017, but which reimbursement was recorded as other income by RIF in accordance with generally accepted accounting principles, rather than as a reduction to the recognized expense amount. The Board further noted that the "Other" expenses component of RIF's net expense ratio was higher than that of the Morningstar Peer Group and its evaluation that "Other" expenses generally consisted of fixed costs. The Board concluded that, as a result of RIF's small amount of net assets relative to most members of the Morningstar Peer Group, it has a smaller asset base over which to spread these fixed costs, thus contributing to a generally higher expense ratio compared to the Morningstar Peer Group.

The Board then evaluated RIF's total net expense ratio against the Advisor Peer Group, noting that the members of the Advisor Peer Group generally had total net expense ratios lower than that of RIF. The Board in particular considered and discussed that RIF shared the highest net advisory fee rate of the Advisor Peer Group with another member of the Advisor Peer Group, but that, relative to the Morningstar Classification Group, RIF's advisory fee was at the median. The Board considered the differences and similarities between the Morningstar Peer Group and the Advisor Peer Group, as well as the absolute level of RIF's advisory fee rate and overall expenses. The Board, after considerable discussion and analysis, then expressed its view that RIF's advisory fee rate was within the range of advisory fee rates charged by comparable funds, and concluded that RIF's expenses were within industry norms and were reasonable and appropriate in light of the quality of service and commitment rendered by the Advisor.

In evaluating the performance of RIF and the Advisor, the Board also considered and discussed that it reviews, on a regular basis, RIF's performance results, portfolio composition and investment strategies. In connection with its evaluation of the Advisor's performance in managing RIF's portfolio, the Board considered RIF's performance results contained in the Morningstar Report (as of July 31, 2017 and September 30, 2017) and the Advisor Report (as of June 30, 2017 and September 30, 2017). The

Board discussed several aspects of the Morningstar Report, including that (i) RIF's net asset value ("NAV") returns relative to the Morningstar Peer Group ranked in the bottom quartile for the one and three year periods ended September 30, 2017; and (ii) RIF's NAV returns relative to the Morningstar Peer Group ranked in the third quartile for the five, ten year, and since inception periods ended September 30, 2017. The Board noted that RIF's underperformance across all time periods ended September 30, 2017 was the result of share dilution associated with RIF's rights offering, which expired on September 19, 2017. The Board further noted that, while RIF's NAV return ranked in the fourth quartile relative to the Morningstar Peer Group and the Morningstar Classification Group for the one year period as of July 31, 2017, RIF's NAV return ranked in the first quartile relative to the Morningstar Peer Group for the three and five year periods ended July 31, 2017 and the second quartile relative to the Morningstar Classification Group for the three and five year periods ended July 31, 2017. The Board also considered the Advisor Report as of June 30, 2017 and noted that it contained favorable NAV performance results for RIF relative to the Advisor Peer Group for the one year period and comparable (albeit slightly lower) performance results for RIF relative to the Advisor Peer Group for the three and five year periods. The Board also considered the Advisor Report as of June 30, 2017 and noted that it contained favorable NAV performance results for RIF relative to the MSCI REIT Total Return Index (the "Index"), an unmanaged index of U.S. real estate common stocks, for the one, three, and five year periods ended June 30, 2017. The Board noted that RIF's performance as of June 30, 2017 relative to the Index was generally consistent with its performance relative to comparable funds and that the Index was a relevant benchmark because RIF invests in the common stocks of real estate investment trusts covered by the Index. The Board noted that the Index is unmanaged and that the return indicated for the Index did not reflect deductions for fees and expenses.

The Board considered the Advisor Report as of September 30, 2017 and reviewed RIF's NAV performance results relative to the Advisor Peer Group and the Index, for the one, three, five, and ten year periods ended September 30, 2017 and since inception. Additionally, the Board discussed how RIF uses leverage in an attempt to enhance its investment returns and, as a result, out performance relative to the Index on the upside was often accompanied by under performance relative to the Index on the downside. The Board concluded that, while RIF's performance has varied over time and RIF underperformed for all periods ended September 30, 2017 as a result of share dilution associated with RIF's rights offering, RIF's performance has been strong in recent years and was reflective of the high quality of service the Advisor provides. The Board also took note of the success of the rights offering, the fact that the share dilution associated with the rights offering was within the expected range and the Advisor's role and contributions in connection with that offering, including the Advisor's payment of the offering costs.

The Board had a general discussion of RIF's market price discount to its NAV. The Board noted in particular that it received information on a quarterly basis regarding RIF's discount to NAV and that it monitored both RIF's discount and efforts undertaken by the Advisor to narrow RIF's discount. In this respect, the Board discussed the pattern of RIF's discount since its merger with Old RMR Real Estate Income Fund ("Old RIF") in January 2012 and noted various matters which may have affected the discount, including RIF's regular quarterly dividend and that the Board historically had decided not to increase its dividend through returns of capital, which it appeared certain other funds were doing. The Board also reviewed and discussed various initiatives undertaken by the Advisor to seek to narrow RIF's discount, noting the Board's role in determining any such actions taken or which may be taken, and among other matters discussed was use of RIF's line of credit in an effort to take advantage of investment opportunities and to seek to generate additional investment income. The Board then indicated its satisfaction with the Advisor's performance and concluded that the Advisor had contributed positively to the performance of RIF, was likely to contribute positively to the performance of RIF in the future, and determined that approving the Interim Advisory Agreement would be in RIF's and its shareholders' best interests.

The Board next considered trends in the foregoing metrics since the November 13, 2017 meeting and noted that while the post-rights offering trends have continued, the Advisor had been deploying capital in an effort to gradually address the NAV dilution resulting from RIF's 2017 rights offering and to maintain the current level of RIF's dividend even in view of such dilution.

Profitability and Financial Condition of the Advisor

The Board discussed the experience of the Advisor in general and considered the Advisor's financial statements as of September 30, 2017 and for the fiscal year then ended, and the Advisor's financial condition. The Board also discussed with members of the Advisor's management their income projections for the Advisor's 2018 fiscal year. In particular, the Board considered a presentation by the Advisor's management with respect to its financial condition and prospects for growth and continued viability. The Board noted that the Advisor had historically operated at a loss due to the significant start up costs associated with RIF and its predecessors, but that for the year ended September 30, 2016 it had realized a profit and expected to realize another profit from its current business operations during its current fiscal year, which would end on September 30, 2018. The Advisor's management noted that, while the Advisor had a net loss for its fiscal year ended September 30, 2017, such loss was due to the fact that it paid all costs associated with RIF's rights offering. The Advisor's management expressed its belief that the Advisor would continue to be profitable. The Advisor's management also discussed with the Board various growth initiatives it had been undertaking during the past year, including RIF's rights offering and new product ideas, all of which were aimed at increasing the Advisor's and its affiliates' assets under management.

The Board also noted that since the November 13, 2017 meeting it had reviewed updated data regarding the Advisor's income for certain interim periods since September 30, 2017 and the projected income for the Advisor's 2018 fiscal year and considered that these updated income projections remained consistent with those provided at the November 13, 2017 meeting.

The Board also considered and discussed the Advisor's commitment to RIF and its registered investment company platform, noting in particular the expressed commitment of Mr. Adam Portnoy (a control person and owner of the Advisor, who is also a Managing Trustee of RIF) to RIF. Upon reviewing this information, the Board concluded that the Advisor continued to have the financial wherewithal to perform the services required under the Interim Advisory Agreement.

Economies of Scale

The Board also considered the potential economies of scale that could be realized by RIF. The Board noted that RIF's asset base recently increased further as a result of its rights offering in September 2017, which was expected to result in economies of scale and efficiencies for RIF. The Board also noted that certain economies of scale and operational efficiencies may have been achieved in connection with RIF's merger with Old RIF in January 2012. In particular, the Board recognized that certain administrative operating costs, such as custody expenses, subadministration expenses, audit fees, legal expenses, mailing costs and other expenses are now able to be spread over RIF's larger asset base than before the 2012 merger and the rights offering, as applicable. The Board concluded that, to the extent any economies of scale were able to be achieved as a result of operational efficiencies, they were appropriately reflected in RIF's expense structure.

Other Benefits to the Advisor

The Board also considered the indirect benefits to be derived by the Advisor from its relationship with RIF. In particular, the Board considered that the Advisor may realize the value of research it receives from brokers when determining best execution of portfolio transactions, and that RIF may pay higher commissions to brokers providing research than would be available from other brokers who do not do so. As such, a portion of the brokerage commissions paid by RIF may be used to obtain research related services that may benefit the Advisor and its affiliates by making available to them research that they might otherwise determine to purchase or prepare at their own expense. In light of the potential benefits to RIF of the availability of such research to the Advisor and the relatively low absolute additional potential brokerage expenses associated with this practice, the Board did not consider this a material factor in its analysis. Additionally, the Board noted that the Advisor had reported that the brokers with whom it has placed portfolio transactions on behalf of RIF to date typically have not conditioned the availability of research on commission related factors.

The Board considered that RIF had entered into a separate Administration Agreement with the Advisor. The Board noted that, pursuant to the Administration Agreement, the Advisor had engaged a third party subadministrator to perform substantially all fund accounting and other administrative services for RIF. The Board considered that the only compensation the Advisor has been paid under the Administration Agreement is reimbursement of expenses incurred by it or its affiliates in providing the administration services provided for therein. The Board discussed that, to date, amounts paid or payable to the Advisor under the Administration Agreement have been limited to reimbursements for the fees charged to the Advisor for RIF by the third party subadministrator and reimbursement payments to the Advisor by RIF for compliance and internal audit services for RIF, which were authorized by the Compensation Committee and the Board, and separately the Independent Trustees. The Board noted its previous conclusion that the Administration Agreement was in the best interests of RIF and its shareholders, that the services performed pursuant to the Administration Agreement are required for the operation of RIF, that the Advisor provides services of a nature and quality which are at least equal to those provided by other unaffiliated service providers offering the same or similar services, and that the fees charged under the Administration Agreement are fair and reasonable in light of the usual and customary charges made by unaffiliated service providers for services of the same nature and quality.

Conclusion

In considering the approval of the Interim Advisory Agreement, the Board noted that it did not identify any single factor as controlling. Based on the Trustees' evaluation of all factors that they deemed to be relevant, the Board, including each of the Independent Trustees, concluded that (i) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Interim Advisory Agreement; (ii) the Advisor maintains an appropriate compliance program; (iii) the performance of RIF is reasonable in relation to the performance of funds with similar investment objectives and of relevant benchmark indices; (iv) the advisory fee rate is fair and reasonable, given the scope and quality of the services to be rendered by the Advisor; and (v) approval of the Interim Advisory Agreement is in the best interests of RIF and its shareholders.

Consideration of Approval of the New Advisory Agreement

At a meeting held on April 25, 2018, the Board, including each of the Independent Trustees, approved the New Advisory Agreement. The Board consists of five trustees, three of whom are Independent Trustees and thus not "interested persons" of RIF as defined in the 1940 Act. RIF's other two trustees are Managing Trustees who are "interested persons" of RIF as defined in the 1940 Act and are affiliated with the Advisor. As part of its deliberations, the Board recalled that, in order to facilitate an uninterrupted investment program, at a meeting held on March 9, 2018, the Board, including each of the Independent Trustees, approved the Interim Advisory Agreement, which was substantially identical to the Prior Agreement and the New Advisory Agreement. The Board recalled that the Interim Agreement became effective as of February 25, 2018, and would continue until the earlier of (i) 150 days from the date of the termination of the Prior Agreement or such later date as may be consistent with the 1940 Act, rules or regulations thereunder or exemptive relief or interpretive positions of the SEC or the Staff of the SEC and (ii) the date of the New Advisory Agreement. The Board noted that the New Advisory Agreement is substantially identical to the Prior Agreement, and that the term of the New Advisory Agreement would continue for two years from its effective date (whereas the initial two year term of the Prior Agreement had expired and the Prior Agreement was subject to continuing annual renewal, which will be the case for the New Advisory Agreement after its initial two year term). The Board also noted the change in ownership of the Advisor resulting from the "assignment" (as that term is defined in the 1940 Act) of the Prior Agreement. As part of its deliberations, the Board recalled and reevaluated its previous considerations in determining to renew the Prior Agreement for an additional one year term at its meeting held on November 13, 2017 and in determining to approve the Interim Advisory Agreement at its meeting held on March 9, 2018. At the November 13, 2017, March 9, 2018 and April 25, 2018 meetings, the Independent Trustees met separately in executive session outside of the presence of the Managing Trustees and engaged in a discussion of the matters described below, which were also considered by the full Board, and reached the same conclusions as those attributed to the full Board. The Board further noted that, in addition to recalling and considering again the information provided to the Board at the November 13, 2017 and March 9, 2018 meetings, it had considered further relevant information regarding RIF, RIF's performance and expenses, the Advisor, the Advisor's personnel and compliance matters discussed and presented at the Board's meetings at the November 13, 2017 and March 9, 2018 meetings. The Board and the Independent Trustees, in considering the approval of the New Advisory Agreement, again reached the same conclusions at the November 13, 2017 and March 9, 2018 meetings, which are reproduced below with additional considerations where relevant.

The Board considered the nature, extent and quality of services that the Advisor has provided to RIF and its predecessor funds; the quality and experience of personnel in the Advisor's organization, as well as the depth of such personnel at the Advisor; the experience and expertise of the Advisor as an investment adviser; the capacity and future commitment of the Advisor to perform its duties; the level of investment advisory fees to be paid by RIF, as compared to similar funds; the Advisor's performance history as investment adviser to RIF; the potential for economies of scale; the financial condition and profitability of the Advisor; and any indirect benefits to be derived by the Advisor from its relationship with RIF.

In connection with considering RIF's performance and expenses relative to other similar funds, the Board was provided with two separate reports: (i) a comparative fee and performance analysis of a peer group of funds chosen by Morningstar, an independent third party service that ranks and provides information about investment companies (the "Morningstar Report"); and (ii) a comparative fee and performance analysis of U.S. real estate closed end funds chosen by the Advisor (the "Advisor Report"). The Morningstar Report compared RIF to a peer group (the "Morningstar Peer Group") of three other closed end funds chosen pursuant to Morningstar's methodology, as well as to RIF's Morningstar classification group (the "Morningstar Classification Group"), which is comprised of closed end funds in the Real Estate category that are single funds (non fund of funds) and actively managed. The Advisor

Report compared RIF to a peer group (the "Advisor Peer Group") of five other closed end funds chosen by the Advisor that invest in U.S. real estate securities. The Board recalled its view that the Advisor Peer Group was consistent with the peer group consistently reviewed by the Board at its regular meetings when considering various matters regarding RIF's performance and other relevant metrics. In evaluating whether to approve the New Advisory Agreement, the Board recalled its consideration of both the Morningstar Report and the Advisor Report, and again generally agreed that the Morningstar Report and the Advisor Report contained consistent results. The Board also noted its view that these reports, as supplemented by the updated performance and expense information for RIF discussed at meetings subsequent to the November 13, 2017 meeting, continued to represent relevant information in considering whether to approve the New Advisory Agreement.

In addition, the Board considered the following matters in determining whether to approve the New Advisory Agreement, which had been considered at the Board's November 13, 2017 and the March 9, 2018 meetings, as updated and supplemented consistent with the foregoing:

Nature, Extent and Quality of the Services Provided by the Advisor

The Board considered the level and depth of knowledge of the Advisor. The Board took into account its familiarity with the Advisor and its management of RIF and its predecessor funds, noting RIF's performance relative to the Morningstar Peer Group and the Advisor Peer Group. The Board also considered the Advisor's record of compliance with its own policies and procedures, the Advisor's record of adherence to RIF's compliance policies and procedures and whether RIF had operated within its investment objectives. Additionally, the Board considered the extent of specialized knowledge of the Advisor, noting that the Advisor specialized in the area of real estate investment management.

The Board then considered the new ownership structure of the Advisor, recognizing that Mr. Adam Portnoy, a Trustee and portfolio manager of RIF, now owns a majority of ABP Trust's voting securities and controls the Advisor. In considering these arrangements the Board considered Mr. Adam Portnoy's history of successfully managing the Advisor and providing high quality services to RIF.

With respect to the continuing nature and quality of the services to be provided to RIF under the New Advisory Agreement, the Board considered the Advisor's description of Mr. Barry Portnoy's previous role, which was to, as part of RIF's portfolio management team, provide strategic guidance to the team. The Board considered that Mr. Fernando Diaz, RIF's President and Senior Portfolio Manager, has historically been, and will continue to be, in charge of substantially all of RIF's day to day operations, research and trading functions. In this respect the Board noted that it did not expect a reduction in the quality of portfolio management services and discussed the roles that Mr. Adam Portnoy and RIF's new portfolio manager and current Treasurer and Chief Financial Officer, Mr. Mark Kleifges, would have in providing strategic guidance to the portfolio management team going forward. The Board then expressed its agreement with the Advisor's view that Mr. Barry Portnoy's death would not significantly impact RIF's day to day operations or portfolio management functions, which will continue to be the primary responsibility of Mr. Fernando Diaz.

Advisory Fees, Other Expenses and Investment Performance

The Board reviewed a comparative analysis of RIF's advisory expense and total expenses to those of the Morningstar Peer Group and the Advisor Peer Group. The Board considered that RIF's total net expenses were above the median of the Morningstar Peer Group and discussed some of the reasons why this might be the case. The Board first noted that, on an absolute basis, RIF's total net expense ratio ranked in the fourth quartile within both the Morningstar Peer Group and the Morningstar

Classification Group, exceeding the Morningstar Peer Group median by 23 basis points and the Morningstar Classification Group median by 44 basis points. The Board further noted that RIF's net expenses increased by six basis points since 2015 as assets rose. The Board then discussed how the increase in RIF's total expense ratio resulted from an increase in the cost of RIF's leverage as well as a onetime non-recurring expense as a result of a settlement with the IRS acknowledging an error that had understated the ordinary income component and overstated the return of capital component of certain prior year distributions that RIF made on its common shares. The Board noted that RIF's expense ratio, excluding that onetime non-recurring expense, was 2.51% annualized for the nine month period ended September 30, 2017 and that this onetime expense was reimbursed by the Advisor to RIF in February 2017, but which reimbursement was recorded as other income by RIF in accordance with generally accepted accounting principles, rather than as a reduction to the recognized expense amount. The Board further noted that the "Other" expenses component of RIF's net expense ratio was higher than that of the Morningstar Peer Group and its evaluation that "Other" expenses generally consisted of fixed costs. The Board concluded that, as a result of RIF's small amount of net assets relative to most members of the Morningstar Peer Group, it has a smaller asset base over which to spread these fixed costs, thus contributing to a generally higher expense ratio compared to the Morningstar Peer Group.

The Board then evaluated RIF's total net expense ratio against the Advisor Peer Group, noting that the members of the Advisor Peer Group generally had total net expense ratios lower than that of RIF. The Board in particular considered and discussed that RIF shared the highest net advisory fee rate of the Advisor Peer Group with another member of the Advisor Peer Group, but that, relative to the Morningstar Classification Group, RIF's advisory fee was at the median. The Board considered the differences and similarities between the Morningstar Peer Group and the Advisor Peer Group, as well as the absolute level of RIF's advisory fee rate and overall expenses. The Board, after considerable discussion and analysis, then expressed its view that RIF's advisory fee rate was within the range of advisory fee rates charged by comparable funds, and concluded that RIF's expenses were within industry norms and were reasonable and appropriate in light of the quality of service and commitment rendered by the Advisor.

In evaluating the performance of RIF and the Advisor, the Board also considered and discussed that it reviews, on a regular basis, RIF's performance results, portfolio composition and investment strategies. In connection with its evaluation of the Advisor's performance in managing RIF's portfolio, the Board considered RIF's performance results contained in the Morningstar Report (as of July 31, 2017 and September 30, 2017) and the Advisor Report (as of June 30, 2017 and September 30, 2017). The Board discussed several aspects of the Morningstar Report, including that (i) RIF's net asset value ("NAV") returns relative to the Morningstar Peer Group ranked in the bottom quartile for the one and three year periods ended September 30, 2017; and (ii) RIF's NAV returns relative to the Morningstar Peer Group ranked in the third quartile for the five, ten year, and since inception periods ended September 30, 2017. The Board noted that RIF's underperformance across all time periods ended September 30, 2017 was the result of share dilution associated with RIF's rights offering, which expired on September 19, 2017. The Board further noted that, while RIF's NAV return ranked in the fourth quartile relative to the Morningstar Peer Group and the Morningstar Classification Group for the one year period as of July 31, 2017, RIF's NAV return ranked in the first quartile relative to the Morningstar Peer Group for the three and five year periods ended July 31, 2017 and the second quartile relative to the Morningstar Classification Group for the three and five year periods ended July 31, 2017. The Board also considered the Advisor Report as of June 30, 2017 and noted that it contained favorable NAV performance results for RIF relative to the Advisor Peer Group for the one year period and comparable (albeit slightly lower) performance results for RIF relative to the Advisor

Peer Group for the three and five year periods. The Board also considered the Advisor Report as of June 30, 2017 and noted that it contained favorable NAV performance results for RIF relative to the MSCI REIT Total Return Index (the "Index"), an unmanaged index of U.S. real estate common stocks, for the one, three, and five year periods ended June 30, 2017. The Board noted that RIF's performance as of June 30, 2017 relative to the Index was generally consistent with its performance relative to comparable funds and that the Index was a relevant benchmark because RIF invests in the common stocks of real estate investment trusts covered by the Index. The Board noted that the Index is unmanaged and that the return indicated for the Index did not reflect deductions for fees and expenses.

The Board considered the Advisor Report as of September 30, 2017 and reviewed RIF's NAV performance results relative to the Advisor Peer Group and the Index, for the one, three, five, and ten year periods ended September 30, 2017 and since inception. Additionally, the Board discussed how RIF uses leverage in an attempt to enhance its investment returns and, as a result, out performance relative to the Index on the upside was often accompanied by under performance relative to the Index on the downside. The Board concluded that, while RIF's performance has varied over time and RIF underperformed for all periods ended September 30, 2017 as a result of share dilution associated with RIF's rights offering, RIF's performance has been strong in recent years and was reflective of the high quality of service the Advisor provides. The Board also took note of the success of the rights offering, the fact that the share dilution associated with the rights offering was within the expected range and the Advisor's role and contributions in connection with that offering, including the Advisor's payment of the offering costs.

The Board had a general discussion of RIF's market price discount to its NAV. The Board noted in particular that it received information on a quarterly basis regarding RIF's discount to NAV and that it monitored both RIF's discount and efforts undertaken by the Advisor to narrow RIF's discount. In this respect, the Board discussed the pattern of RIF's discount since its merger with Old RMR Real Estate Income Fund ("Old RIF") in January 2012 and noted various matters which may have affected the discount, including RIF's regular quarterly dividend and that the Board historically had decided not to increase its dividend through returns of capital, which it appeared certain other funds were doing. The Board also reviewed and discussed various initiatives undertaken by the Advisor to seek to narrow RIF's discount, noting the Board's role in determining any such actions taken or which may be taken, and among other matters discussed was use of RIF's line of credit in an effort to take advantage of investment opportunities and to seek to generate additional investment income. The Board then indicated its satisfaction with the Advisor's performance and concluded that the Advisor had contributed positively to the performance of RIF, was likely to contribute positively to the performance of RIF in the future, and determined that approving the New Advisory Agreement would be in RIF's and its shareholders' best interests.

The Board next considered trends in the foregoing metrics since the November 13, 2017 and March 9, 2018 meetings and noted that while the post-rights offering trends had continued, the Advisor had been deploying capital in an effort to gradually address the NAV dilution resulting from RIF's 2017 rights offering and to maintain the current level of RIF's dividend even in view of such dilution.

Profitability and Financial Condition of the Advisor

The Board discussed the experience of the Advisor in general and considered the Advisor's financial statements as of September 30, 2017 and for the fiscal year then ended, and the Advisor's financial condition. The Board also discussed with members of the Advisor's management their income projections for the Advisor's 2018 fiscal year. In particular, the Board considered a presentation by the

Advisor's management with respect to its financial condition and prospects for growth and continued viability. The Board noted that the Advisor had historically operated at a loss due to the significant start up costs associated with RIF and its predecessors, but that for the year ended September 30, 2016 it had realized a profit and expected to realize another profit from its current business operations during its current fiscal year, which would end on September 30, 2018. The Advisor's management noted that, while the Advisor had a net loss for its fiscal year ended September 30, 2017, such loss was due to the fact that it paid all costs associated with RIF's rights offering. The Advisor's management expressed its belief that the Advisor would continue to be profitable. The Advisor's management also discussed with the Board various growth initiatives it had been undertaking during the past year, including RIF's rights offering and new product ideas, all of which were aimed at increasing the Advisor's and its affiliates' assets under management.

The Board also noted that since the November 13, 2017 meeting it had reviewed updated data regarding the Advisor's income for certain interim periods since September 30, 2017 and the projected income for the Advisor's 2018 fiscal year and considered that these updated income projections remained consistent with those provided at the November 13, 2017 and March 9, 2018 meetings.

The Board also considered and discussed the Advisor's commitment to RIF and its registered investment company platform, noting in particular the expressed commitment of Mr. Adam Portnoy (a control person and owner of the Advisor, who is also a Managing Trustee of RIF) to RIF. Upon reviewing this information, the Board concluded that the Advisor continued to have the financial wherewithal to perform the services required under the New Advisory Agreement.

Economies of Scale

The Board also considered the potential economies of scale that could be realized by RIF. The Board noted that RIF's asset base recently increased further as a result of its rights offering in September 2017, which was expected to result in economies of scale and efficiencies for RIF. The Board also noted that certain economies of scale and operational efficiencies may have been achieved in connection with RIF's merger with Old RIF in January 2012. In particular, the Board recognized that certain administrative operating costs, such as custody expenses, subadministration expenses, audit fees, legal expenses, mailing costs and other expenses are now able to be spread over RIF's larger asset base than before the 2012 merger and the rights offering, as applicable. The Board concluded that, to the extent any economies of scale were able to be achieved as a result of operational efficiencies, they were appropriately reflected in RIF's expense structure.

Other Benefits to the Advisor

The Board also considered the indirect benefits to be derived by the Advisor from its relationship with RIF. In particular, the Board considered that the Advisor may realize the value of research it receives from brokers when determining best execution of portfolio transactions, and that RIF may pay higher commissions to brokers providing research than would be available from other brokers who do not do so. As such, a portion of the brokerage commissions paid by RIF may be used to obtain research related services that may benefit the Advisor and its affiliates by making available to them research that they might otherwise determine to purchase or prepare at their own expense. In light of the potential benefits to RIF of the availability of such research to the Advisor and the relatively low absolute additional potential brokerage expenses associated with this practice, the Board did not consider this a material factor in its analysis. Additionally, the Board noted that the Advisor had reported that the brokers with whom it has placed portfolio transactions on behalf of RIF to date typically have not conditioned the availability of research on commission related factors.

The Board considered that RIF had entered into a separate Administration Agreement with the Advisor. The Board noted that, pursuant to the Administration Agreement, the Advisor had engaged a third party subadministrator to perform substantially all fund accounting and other administrative services for RIF. The Board considered that the only compensation the Advisor has been paid under the Administration Agreement is reimbursement of expenses incurred by it or its affiliates in providing the administration services provided for therein. The Board discussed that, to date, amounts paid or payable to the Advisor under the Administration Agreement have been limited to reimbursements for the fees charged to the Advisor for RIF by the third party subadministrator and reimbursement payments to the Advisor by RIF for compliance and internal audit services for RIF, which were authorized by the Compensation Committee and the Board, and separately the Independent Trustees. The Board noted its previous conclusion that the Administration Agreement was in the best interests of RIF and its shareholders, that the services performed pursuant to the Administration Agreement are required for the operation of RIF, that the Advisor provides services of a nature and quality which are at least equal to those provided by other unaffiliated service providers offering the same or similar services, and that the fees charged under the Administration Agreement are fair and reasonable in light of the usual and customary charges made by unaffiliated service providers for services of the same nature and quality.

Conclusion

In considering the approval of the New Advisory Agreement, the Board noted that it did not identify any single factor as controlling. Based on the Trustees' evaluation of all factors that they deemed to be relevant, the Board, including each of the Independent Trustees, concluded that (i) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the New Advisory Agreement; (ii) the Advisor maintains an appropriate compliance program; (iii) the performance of RIF is reasonable in relation to the performance of funds with similar investment objectives and of relevant benchmark indices; (iv) the advisory fee rate is fair and reasonable, given the scope and quality of the services to be rendered by the Advisor; and (v) approval of the New Advisory Agreement for an initial two year term is in the best interests of RIF and its shareholders.

RMR Real Estate Income Fund

Brokerage Policy

Subject to the supervision of the board of trustees, the Advisor is authorized to employ such securities brokers and dealers for the purchase and sale of Fund assets and to select the brokerage commission rates at which such transactions are effected. In selecting brokers or dealers to execute transactions for the Fund, the Advisor seeks the best execution available, which may or may not result in paying the lowest available brokerage commission or lowest spread. In so doing, the Advisor considers all factors it believes are relevant to obtaining best execution, including such factors as: the best price available; the reliability, integrity and financial condition of the broker; the size of and difficulty in executing the order; the value of the expected contribution of the broker; and the scope and quality of research it provides.

The Advisor may select brokers that furnish it or its affiliates or personnel, directly or through third party or correspondent relationships, with research or brokerage services which provide, in its view, appropriate assistance to it in the investment decision making or trade execution processes. Such research or brokerage services may include, without limitation and to the extent permitted by applicable law: research reports on companies, industries and securities; economic and financial data; financial publications; and broker sponsored industry conferences. Research or brokerage services obtained in this manner may be used in servicing any of the Advisor's or its affiliates' clients. Such products and services may disproportionately benefit one client relative to another client based on the amount of brokerage commissions paid by such client and such other clients, including the Fund. To the extent that the Advisor uses commission dollars to obtain research or brokerage services, it will not have to pay for those products and services itself.

The Advisor may endeavor, subject to best execution, to execute trades through brokers who, pursuant to such arrangements, provide research or brokerage services in order to ensure the continued receipt of research or brokerage services it believes are useful in its decision making or trade execution processes.

The Advisor may pay, or be deemed to have paid, commission rates higher than it could have otherwise paid in order to obtain research or brokerage services. Such higher commissions would be paid in accordance with Section 28(e) of the Securities Exchange Act of 1934, which requires the Advisor to determine in good faith that the commission paid is reasonable in relation to the value of the research or brokerage services provided. The Advisor believes that using commission dollars to obtain the type of research or brokerage services mentioned above enhances its investment research and trading processes, thereby increasing the prospect for higher investment returns.

Privacy Notice

The Fund recognizes and respects the privacy of its prospective, current, inactive and former shareholders, including you, and takes precautions to maintain the privacy of your "nonpublic personal information." This notice is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why in certain cases the Fund shares that information with select parties.

What information the Fund collects and shares:

The Fund collects and shares "nonpublic personal information" about you and your financial transactions with the Fund. For example, such information may include, without limitation, your social security number, account balance, bank account information, purchase history and transaction history.

The Fund collects this information from the following sources:

The Fund collects your nonpublic personal information from different sources, including the following:

  •
  Information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents;

  •
  Information about your transactions with us, our affiliates or other third parties such as our service providers; and

  •
  Information we receive from consumer reporting agencies (including credit bureaus).

How the Fund shares your information:

The Fund does not sell your name or other information about you to anyone, nor does it share your information with affiliates and other third parties for marketing purposes. The Fund does not disclose nonpublic personal information about its shareholders except to its affiliates and certain service providers, such as the Fund's subadministrator, transfer agent, attorneys and other financial or non financial service providers, for the Fund's business purposes or as permitted by law. For example, the Fund may disclose your nonpublic personal information:

  •
  To government entities, in response to subpoenas, court orders, legal investigations and regulatory authorities, or to comply with laws or regulations.

  •
  When you direct the Fund to do so or consent to the disclosure (unless and until you revoke your direction or consent).

  •
  To approve or maintain your account.

  •
  To process transactions related to your investment in the Fund.

  •
  To administer the Fund and process its transactions.

  •
  To protect against actual or potential fraud, unauthorized transactions, claims or other liability.

  •
  To report to consumer reporting agencies and credit bureaus.

  •
  In connection with disputes or litigation between the Fund and you.

How the Fund protects your information:

The Fund conducts its business through trustees, officers and third parties that provide services pursuant to agreements with the Fund (for example, the service providers described above). The Fund has no employees. The Fund restricts access to your nonpublic personal information to those persons who need to know that information in order to provide services to you or the Fund. The Fund maintains physical, electronic and procedural safeguards that comply with federal and state standards to guard your nonpublic personal information. When disclosing your information to affiliates and other nonaffiliated third parties, the Fund will require these companies to protect the confidentiality and security of your nonpublic personal information and to use that information only for its intended purpose.

Customers of financial intermediaries:

Please note that if you hold shares of the Fund through a financial intermediary such as a broker dealer, bank or trust company and that intermediary, not you, is the record owner of your shares, then the privacy policy of your financial intermediary will govern how your nonpublic personal information collected by that intermediary may be shared by that intermediary.

Questions?

If you have any questions concerning this privacy notice, please contact Investor Relations at 617-796-8253.

Proxy Voting Policies and Procedures

A description of the policies and procedures that are used to vote proxies relating to the Fund's portfolio securities is available: (1) without charge, upon request, by calling us at (866) 790-8165; and (2) as an exhibit to the Fund's annual report on Form N-CSR, which is available on the website of the U.S. Securities and Exchange Commission (the "Commission") at http://www.sec.gov. Information regarding how the Fund voted proxies relating to the Fund's portfolio securities during the most recent 12-month period ended June 30 is available: (1) without charge, on request, by calling us at (866) 790-8165; or (2) by visiting the Commission's website at http://www.sec.gov and accessing the Fund's Form N-PX.

Procedures for the Submission of Confidential and Anonymous Concerns or Complaints about Accounting, Internal Accounting Controls or Auditing Matters

The Fund is committed to compliance with all applicable securities laws and regulations, accounting standards, accounting controls and audit practices and has established procedures for handling concerns or complaints about accounting, internal accounting controls or auditing matters. Any shareholder or other interested party who desires to communicate with our independent trustees or any other trustees, individually, or as a group, may do so by writing to the party for whom the communication is intended, care of Secretary, RMR Funds, Two Newton Place, 255 Washington Street, Suite 300, Newton, MA 02458 or email secretary@rmrfunds.com. The communications will then be delivered to the appropriate party or parties.

Portfolio Holdings Reports

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q, which is available on the Commission's website at http://www.sec.gov. The Fund's Form N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The Fund provides additional data on its website at http://www.rmrfunds.com.

Certifications

The Fund's principal executive officer and principal financial officer certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 and filed with the Fund's Forms N-CSR and N-Q are available on the Commission's website at http://www.sec.gov.

Submission of Proposals to a Vote of Shareholders

The annual meeting of shareholders of the Fund was held on April 25, 2018. The following is a summary of the proposals submitted to shareholders for vote at the meeting and votes cast.

Proposal	Votes for	Votes against	Votes abstained	Broker Non-Vote
Preferred Shares
Election of Adam D. Portnoy as trustee until the 2021 annual meeting	584	9	0	—
Common and Preferred Shares
Election of Jeffrey P. Somers as trustee until the 2021 annual meeting	8,378,418.870	482,312.681	696,723.840	105,423.021

In addition to the trustees elected at the annual meeting, as noted above, the following trustees continued in office after the Fund's annual meeting: Mark L. Kleifges, John L. Harrington and Joseph L. Morea.

A special meeting of shareholders of the Fund was held on July 11, 2018. The special meeting was adjourned on July 11, 2018 and reconvened on July 25, 2018 and, at that reconvened meeting, the meeting was further adjourned until September 7, 2018. This special meeting of shareholders is being held to approve a new investment advisory agreement between the Fund and RMR Advisors LLC, and on August 6, 2018 the Fund filed a supplement to its proxy statement for the special meeting to ratify the selection of Fund's independent registered public accounting firm for its 2018 fiscal year would also be presented at the adjourned meeting on September 7, 2018.

RMR Real Estate Income Fund

Dividend Reinvestment Plan

The board of trustees of the Fund has adopted a Dividend Reinvestment and Cash Purchase Plan, or the Plan, sometimes referred to as an opt-out plan. You will have all your cash distributions invested in common shares automatically unless you elect to receive cash. As part of the Plan, you will have the opportunity to purchase additional common shares by submitting a cash payment for the purchase of such shares, or the Cash Purchase Option. Your cash payment, if any, for the additional shares may not exceed $10,000 per quarter, per Plan and must be for a minimum of $100 per quarter. Equiniti Trust Company is the plan agent and paying agent for the Plan. The plan agent will receive your distributions and additional cash payments under the Cash Purchase Option and either purchase common shares in the open market for your account or directly from the Fund. If you elect not to participate in the Plan, you will receive all distributions in cash paid by check mailed to you (or, generally, if your shares are held in street name, to your broker) by the paying agent.

The number of common shares of the Fund you will receive if you do not opt out of a Plan will be determined as follows:

(1)
If, on a distribution payment date for the Fund, the market price per common share plus estimated per share brokerage commissions applicable to an open market purchase of common shares is below the NAV per common share on that payment date, the plan agent will receive the distribution in cash and, together with your additional cash payments, if any, will purchase common shares of the Fund in the open market, on the NYSE American or elsewhere, for your account prior to the next ex-dividend date (or 60 days after the distribution payment date, whichever is sooner). It is possible that the market price for the Fund's common shares may increase or decrease before the plan agent has completed its purchases. Therefore, the average purchase price per share paid by the plan agent may be higher or lower than the market price at the time of valuation, resulting in the purchase of fewer or more shares than if the distribution had been paid to you in common shares newly issued by the Fund. In the event it appears that the plan agent will not be able to complete the open market purchases prior to the next ex-dividend date, the Fund will determine whether to issue the remaining shares, with the number of shares to be issued determined based on a price equal to the greater of (i) NAV per common share at the time of purchase or (ii) 100% of the per common share market price at the time of purchase. Interest will not be paid on any uninvested amounts.

(2)
If, on the distribution payment date for the Fund, the market price per common share plus estimated per share brokerage commissions applicable to an open market purchase of common shares is at or above the NAV per common share on that payment date, the Fund will issue new shares for your account, with the number of shares to be issued determined based on a price equal to the greater of (i) NAV per common share on that payment date or (ii) 95% of the per common share market price on that payment date.

(3)
The plan agent maintains all shareholder accounts in the Plan (including all shares purchased under the Cash Purchase Option) and provides written confirmation of all transactions in the accounts, including information you may need for tax records. Common shares in your account will be held by the plan agent in non-certificated form. Any proxy you receive will include all common shares you have received or purchased under the Plan.

You may withdraw from the Plan at any time by giving written notice to the plan agent. If you withdraw or the Plan is terminated, the plan agent will transfer the shares in your account to you

(which may include a cash payment for any fraction of a share in your account). If you wish, the plan agent will sell your shares and send you the proceeds, minus brokerage commissions to be paid by you.

The plan agent is not authorized to make any purchases of shares for your account if doing so will result in your owning shares in excess of 9.8% of the total shares outstanding in the Fund. Dividends or Cash Purchase Option payments which may result in such prohibited transactions will be paid to you in cash.

The plan agent's administrative fees will be paid by the Fund. There will be no brokerage commission charged with respect to common shares issued directly by the Fund. Each participant will pay a pro rata share of brokerage commissions incurred by the plan agent when it makes open market purchases of the Fund's shares pursuant to the Plan including the Cash Purchase Option.

The Fund may amend or terminate its Plan or the Cash Purchase Option if its board of trustees determines the change is appropriate. However, no additional charges will be imposed upon participants by amendment to the Plan except after prior notice to participants.

Participation in the Plan will not relieve you of any federal, state or local income tax that may be payable (or required to be withheld) as a result of distributions you receive which are credited to your account under the Plan rather than paid in cash. Automatic reinvestment of distributions in the Fund's common shares will not relieve you of tax obligations arising from your receipt of that Fund's distributions even though you do not receive any cash.

All correspondence* about the Plan should be directed to EQ Shareowner Services, P.O. Box 64856, St. Paul, MN 55164-0856 or by telephone at 1-866-877-6331 and by overnight mail to EQ Shareowner Services, 1110 Centre Point Curve, Suite 101, Mendota Heights, MN 55120-4100.

*
Shareholders who hold shares of the Fund in "street name", that is, through a broker, financial adviser or other intermediary, should not contact the Administrator with Plan correspondence, opt-out cash purchase option or other requests. If you own your shares in street name, you must instead contact your broker, financial adviser or intermediary.

WWW.RMRFUNDS.COM

Item 2.    Code of Ethics.

        The information is only required for the annual report on Form N-CSR.

Item 3.    Audit Committee Financial Expert.

        The information is only required for the annual report on Form N-CSR.

Item 4.    Principal Accountant Fees and Services.

        The information is only required for the annual report on Form N-CSR.

Item 5.    Audit Committee of Listed Registrants.

        The information is only required for the annual report on Form N-CSR.

Item 6.    Investments.

        The information required under Item 6 is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

        The information is only required for the annual report on Form N-CSR.

Item 8.    Portfolio Managers of Closed-End Management Investment Companies.

        The information is only required for the annual report on Form N-CSR.

Item 9.    Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

        During the six months ended June 30, 2018, there were no purchases made by or on behalf of the registrant or any "affiliated purchaser" as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares of the registrant's equity securities that are registered by the registrant pursuant to Section 12 of the Exchange Act.

Item 10.    Submission of Matters to a Vote of Security Holders.

        There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of trustees since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K.

Item 11.    Controls and Procedures.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

3

Item 12.    Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

A.
The registrant has pledged portfolio securities as collateral to secure an outstanding loan balance with a lender who is also the registrant's securities lending counterparty. The registrant permits, subject to certain conditions, its lender and securities lending counterparty, as principal and not as agent for the registrant, to rehypothecate such pledged portfolio securities up to the amount of the loan balance outstanding. The registrant receives a portion of the fees earned by its lender and securities lending counterparty in connection with this permitted rehypothecation of portfolio securities. The revenue split represents an amount agreed between the registrant and its lender as part of the economic terms on which such lender extends credit to the registrant. The registrant does not otherwise engage in any securities lending activities.

          (a)   The gross income earned by the registrant's lender from the permitted rehypothecation of the registrant's pledged portfolio securities was $38,056 for the fiscal year ended December 31, 2017.

          (b)   The share of the revenue generated by the permitted rehypothecation of the registrant's pledged portfolio securities that was retained by the registrant's lender and securities lending counterparty was $11,417 for the fiscal year ended December 31, 2017. The registrant does not pay its lender and securities lending counterparty any fees, rebates or other compensation in connection with the permitted rehypothecation of the registrant's pledged portfolio securities. The registrant's credit agreement with its lender contains other economic terms, such as interest rate and unused facility fees, that the registrant believes are unrelated to the permitted rehypothecation of the registrant's pledged portfolio securities.

          (c)   The net income the registrant received from its lender's permitted rehypothecation of the registrant's pledged portfolio securities was $26,639 for the fiscal year ended December 31, 2017.

B.
Other than acting as the registrant's creditor, the registrant's lender and securities lending counterparty does not provide any services to the registrant in connection with securities lending.

        Reference is made to the report to shareholders filed under Item 1 of this Form N-CSR for additional details regarding the arrangements described in response to this Item 12.

Item 13.    Exhibits.

(a)
(2) Certifications of principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act are attached hereto.

(4)
Change in the registrant's independent public accountant. The information called for by Item 4 of Form 8-K under the Exchange Act is attached hereto.

(b)
Certifications of principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

4

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RMR REAL ESTATE INCOME FUND
By:
/s/ FERNANDO DIAZ Fernando Diaz President Date: August 10, 2018

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:
/s/ FERNANDO DIAZ Fernando Diaz President Date: August 10, 2018
By:
/s/ MARK L. KLEIFGES Mark L. Kleifges Treasurer Date: August 10, 2018

5

QuickLinks

  Item 1. Reports to Stockholders.
NOTICE CONCERNING INFORMATION CONTAINED IN THIS REPORT
NOTICE CONCERNING LIMITED LIABILITY
NOTICE CONCERNING LIMITATION ON SHARE OWNERSHIP
RMR Real Estate Income Fund Portfolio of Investments – June 30, 2018 (unaudited)
RMR Real Estate Income Fund Financial Statements
RMR Real Estate Income Fund Financial Highlights
RMR Real Estate Income Fund Notes to Financial Statements June 30, 2018 (unaudited)
  Item 2. Code of Ethics.
  Item 3. Audit Committee Financial Expert.
  Item 4. Principal Accountant Fees and Services.
  Item 5. Audit Committee of Listed Registrants.
  Item 6. Investments.
  Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
  Item 8. Portfolio Managers of Closed-End Management Investment Companies.
  Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
  Item 10. Submission of Matters to a Vote of Security Holders.
  Item 11. Controls and Procedures.
  Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
  Item 13. Exhibits.
SIGNATURES